TABLE OF CONTENTS
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Flexible Income Fund                                                2
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     Janus High-Yield Fund                                                     6
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     Janus Federal Tax-Exempt Fund                                            10
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     Janus Short-Term Bond Fund                                               13
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     Janus Money Market Fund                                                  16
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     Janus Government Money Market Fund                                       19
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     Janus Tax-Exempt Money Market Fund                                       20
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Statements of Operations - Bond Funds                                         22
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Statements of Assets and Liabilities - Bond Funds                             23
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Statements of Changes in Net Assets - Bond Funds                              24
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Financial Highlights - Bond Funds                                             25
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Statements of Operations - Money Market Funds                                 27
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Statements of Assets and Liabilities - Money Market Funds                     27
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Statements of Changes in Net Assets - Money Market Funds                      28
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Financial Highlights - Money Market Funds                                     29
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Notes to Schedules of Investments                                             30
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Notes to Financial Statements                                                 30
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Performance Information
     Performance overview graphs on the following pages compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through April 30, 1997.
     When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that comprise the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.
     Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the performance overview graph is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. Funds that own securities denominated in foreign currencies convert the value of their securities into U.S. dollars.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts will follow each fund's Schedule of Investments (if applicable). Forward currency contracts represent agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.
     The table provides the foreign currency being sold and the settlement date, the amount sold, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                               OUR MESSAGE TO YOU

Dear Shareholders:
     During the first half of our fiscal year, from October 31, 1996 to April 30, 1997, the bond market fluctuated within a clearly defined zone, also known as a trading range. One way to measure the market's range is the yield paid by the benchmark 30-year Treasury bond, which varied from 7.25% at the upper end of the range to 6.5% on the lower end.
     At first glance, a trading range of this size would seem to indicate a stable market, and in some important ways it did. But movements within the range were often volatile. In other words, the bond market did not idle away somewhere in the middle of the zone, but instead fluctuated between the poles, probing the upper boundary when the economy showed signs of strength and backing down again when economic data was soft.
     All in all,  it made for a skittish  debt  market,  especially  in the more interest rate sensitive sectors, such as Treasury securities and investment-grade corporate bonds. Lower grade debt, including high-yield bonds, fared better because there was demand for their yields, and because high-yield bonds benefit from a good stock market and a healthy economy. We had both during the last six months.

The Economy Gathered Momentum
     The economy was stronger than expected in the first calendar quarter of 1997. Gross domestic product surged to an annual rate of 5.6%, and the Federal Reserve Board raised short-term interest rates in late March. Intermediate- and long-term rates had already risen in anticipation of the rate hike, and immediately after the increase they tested the top of the trading range. The stock market also experienced a sharp decline.
     As we approached April 30, however, rates backed down. Once again, the upper limit of the zone held. The reason was softer economic data. Industrial demand dropped sharply and inflation was very low. The stock market responded to the news and to the bond market's rally with a powerful rebound of its own. And, as I write this letter in mid-May, bond yields are still declining on excellent inflation news.
     But the real good news in the bond market's current rally is what it indicates about the flexibility of the U.S. economy. Relatively minor, though rapid, adjustments in interest rates are able to slow and restart economic growth virtually on a dime. In short, the economy is now behaving more like a formula racing car instead of the big eighteen wheeler it used to resemble. What makes this possible, of course, are extremely efficient computerized management systems. Computerized systems can run a manufacturing line with tight, very sensitive parameters. Dell Computer, for example, keeps only twelve days inventory on hand to support its manufacturing operations. Dell is the best in its industry at inventory control, but it is also a leader in a trend toward automation that cuts across the entire U.S. commercial landscape. The trend has led to increased productivity and, in combination with international competition, lower inflation.

How Fixed-Income Sectors Performed
     During the first half, high-yield bonds continued to perform well, despite criticism from Federal Reserve Board Chairman Alan Greenspan that the sector was overvalued. When interest rates are low, the economy is robust, and the stock market is strong, high-yield bonds tend to be in demand for their yields and potential for capital appreciation. A good business climate provides more opportunities for high-yield issuers to grow their earnings and improve their balance sheets, and a strong stock market makes it easier to raise capital. New offerings of both high-yield and investment-grade corporate debt were very heavy during the six months, as companies of all grades sought to refinance borrowings at lower rates.
     Emerging market debt and convertible securities also posted good returns for similar reasons. Investors were eager to take advantage of the capital appreciation potential in emerging markets and to gain equity participation via bonds that are convertible into stock.
     In addition, U.S. Treasury securities are still experiencing good demand from foreign investors. Our yields remain high compared to those of mature markets such as Europe and Japan, where economic growth is slow and rates are low. The strong dollar also added to the attractiveness of U.S. Treasuries. Foreign investors wanted to own our bonds not only to collect the higher yields, but also to profit from the dollar's rise versus their own currencies.

How Our Funds Performed
     When interest rates are volatile, as they were during the first half, a flexible investment strategy, which our funds have, is often the best means of dealing with interest rate changes. In general, our funds reacted very well to the skittish environment, and, as a result, were able to outperform their benchmark indexes and also rank high versus their peers.(1) The individual results are in each fund's semiannual letter, but Ron Speaker, Sharon Pichler, Sandy Rufenacht, and Darrell Watters, and all the members of their research teams, deserve congratulations for handling an often difficult environment.
       We appreciate your continued investment with Janus.


     Thomas H. Bailey
     Chairman

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(1)  For a prospectus containing more complete information,  including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money. Past performance is no guarantee of future results.

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 1

                           JANUS FLEXIBLE INCOME FUND
           Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance
     The Janus Flexible Income Fund outperformed the Lehman Brothers Government/Corporate Bond Index for the first half of our fiscal year, October 31, 1996 through April 30, 1997. The Fund posted a total return of 2.43%, compared to a gain of 1.30% for the Lehman Index. Both returns include reinvested dividends.
     Over the last 12 months, Janus Flexible Income Fund's total return put it in the top 16% (206/1326) of the general bond funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(1)
     The Fund's diversity remains its chief advantage in outperforming the Lehman Index. The portfolio contains a variety of fixed-income assets, and in the first half, its high-yield bonds continued to register Index-beating returns.
     Overall, the bond market spent the period fluctuating between the high and low ends of a trading range. Rates swung between 6.5% and 7.25%, as measured by the yield on the benchmark 30-year Treasury bond. Even though the period ended on a strong note, when the 30-year yield dropped back below 7%, bond performance was generally mixed during the six months.
     The high-yield sector came under pressure late in the period, primarily as a result of Federal Reserve Board Chairman Alan Greenspan's comments that high-yield securities were overvalued. When the stock market began to come down as well, high-yield debt experienced additional pressure, since the sector is really a hybrid. The same conditions that benefit equities - low interest rates, abundant capital, and a healthy economy - also benefit high-yield issuers. However, when interest rates fell sharply "right at the wire," as the first half ended, high-yield bonds also rebounded.

Portfolio Strategy
     As rates rose toward the top of their range we became more defensive. The exposure to "cushion bonds" was increased. These are high-yield bonds that carry generous yields and are more likely to be redeemed before they mature. Cushion bonds tend to have less price volatility but still allow us to collect an attractive coupon.

------------------------------------------------------------
Fund Profile               April 30, 1997   October 31, 1996
Weighted Avg. Maturity        8.0 Yrs.          8.2 Yrs.
Average Modified Duration*    4.5 Yrs.          4.9 Yrs.
30-Day Avg. Yield**             7.25%             8.15%
Average Rating                  BBB+               BBB
------------------------------------------------------------
*  A theoretical measure of price volatility.
** Yields will fluctuate

Portfolio Asset Mix
------------------------------------------------------------
                           April 30, 1997   October 31, 1996
Investment-Grade
  Corporate Bonds               30.9%             30.0%
High-Yield/High-Risk Bonds      38.8%             47.0%
U.S. Government Bonds           14.3%              9.5%
Foreign Non-Dollar Bonds         --                0.1%
Preferred Stock                  4.0%              2.0%
Cash and Cash Equivalents       12.0%             11.4%
------------------------------------------------------------

The Portfolio
     The Treasury and corporate sectors of the portfolio were little changed during the first half. Treasuries were kept at ten-year maturities to preserve a competitive yield and avoid the volatility of longer bonds. Most of our investment-grade corporate bonds are rated BBB or better by Standard and Poor's Ratings Services, with selected lower-rated bonds - BB is the lowest - to enhance yield. Holdings include WorldCom, Conseco, Coca Cola, and Walt Disney.
     Allbritton is an example of what we look for in a high-yield cushion bond. Allbritton owns six television stations on the east coast. According to our analysis, the company's ABC affiliate in Washington, D.C. provides reasonable collateral by itself for the debt offering we own, which carries an 11.5% coupon and is callable in August. Albritton recently issued 9.75% bonds, so we believe our bonds could be redeemed early.
     Ryder Truck Rental is another high-yield issuer with exciting potential. Ryder is well-managed, has great brand recognition, and is restructuring its financial operation to increase cash and pay down debt.

Going Forward
     We are comfortable with the bond market in its current trading range, where the Fund's flexibility has proven effective in dealing with interest rate changes. We intend to continue using the volatility in interest rates to take advantage of specific opportunities.
     We believe the Federal Reserve Board made the correct decision in its recent interest rate hike. In general, the Federal Reserve has done a very good job of regulating fiscal policy. Given the flexibility of business and the current level of consumer debt, it should not take much to slow the economy. During the period, every time the top of the current trading range was approached, as it was in April, the economy slowed and rates settled lower. As long as this equilibrium is in place, the climate for bonds should remain positive.
     Thank you for your continued investment in Janus Flexible Income Fund.

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(1)  According to Lipper Analytical  Services,  Inc., General Bond Funds "Do not
     have any quality or maturity restrictions. Intend to keep bulk of assets in corporate and government debt issues." For the last 3 years, Janus Flexible Income Fund ranked 89/903 (top 10%) in its Lipper category, and 63/493 (top 13%) over 5 years. The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.


             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 2

                           JANUS FLEXIBLE INCOME FUND
           Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a solid green line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 2, 1987, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($23,452) as compared to the Lehman Brothers Government/Corporate Bond Index ($22,587). There is a legend in the upper left quadrant of the graph which indicates Janus Flexible Income Fund's one-year, five-year and since inception (July 2, 1987) average annual total returns as 8.54%, 9.59% and 9.04%, respectively.

* The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

              JANUS FLEXIBLE INCOME FUND April 30, 1997 (unaudited)

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Principal Amount                                                    Market Value
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Corporate Bonds - 69.6%
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Agricultural Operations - 0.8%
    $5,000,000   Hines Horticulture, Inc., 11.75%
                   senior subordinated notes, due 10/15/05           $ 5,200,000
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Airlines - 0.4%
     3,000,000   ValuJet, Inc., 10.25%
                   senior notes, due 4/15/01                           2,793,750
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Automotive - Cars and Light Trucks - 3.1%
    20,000,000   Ford Motor Co., 7.25%
                   notes, due 10/1/08                                 19,775,000
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Beverages - Non - Alcoholic - 1.7%
     7,500,000   Coca-Cola Enterprises, 6.75%
                   debentures, due 9/15/23                             6,712,500
     4,000,000   Dr. Pepper Bottling Holdings, zero coupon
                   senior notes, due 2/15/03                           3,890,000
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                                                                      10,602,500
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Building Products - Air and Heating - 0.7%
     3,960,000   American Standard Companies, Inc., 11.375%
                   senior debentures, due 5/15/04                      4,207,500
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Cable Television - 0.5%
     3,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05              3,067,500
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Chemicals - Fibers - 0.8%
     5,000,000   Polysindo International Finance Co. B.V.,
                   11.375% company guaranteed
                   notes due 6/15/06                                   5,312,500
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Chemicals - Specialty - 1.5%
    10,000,000   Praxair, Inc., 6.90%
                   notes, due 11/1/06                                  9,775,000
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Commercial Banks - 3.5%
   $10,100,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03            $10,756,500
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                           2,220,000
     5,000,000   HUBCO, Inc., 8.20%
                   subordinated debentures, due 9/15/06                5,131,250
     4,000,000   North Fork Bancorporation, Inc., 8.70%
                   bonds, due 12/15/26+                                3,975,000
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                                                                      22,082,750
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Commercial Services - 1.2%
     7,000,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                            7,455,000
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Computers - Mainframe - 1.3%
     8,000,000   IBM Corp., 7.50%
                   global notes, due 6/15/13                           8,050,000
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Containers - Metal and Glass - 1.5%
    10,000,000  Crown Cork & Seal  Finance PLC,7.00%
                   company guaranteed notes, due 12/15/06              9,737,500
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Electric - Integrated - 2.0%
                 El Paso Electric Co.:
     3,000,000     8.90%, first mortgage bonds, due 2/1/06             3,135,000
     9,000,000     9.40%, first mortgage bonds, due 5/1/11             9,573,750
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                                                                      12,708,750
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Engineering - Research and Development - 1.0%
     6,000,000   Intertek Finance PLC, 10.25%
                   senior subordinated notes, due 11/1/06              6,150,000
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Fertilizers - 0.2%
     1,000,000   Pioneer Americas Acquisition, 13.375%
                   senior notes, due 4/1/05                            1,161,250
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See Notes to Schedule of Investments

              JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 3

              JANUS FLEXIBLE INCOME FUND April 30, 1997 (unaudited)

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Principal Amount                                                    Market Value
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Finance - Auto Loans - 1.5%
   $10,000,000   General Motors Acceptance Corp., 6.625%
                   notes, due 10/15/05                               $ 9,550,000
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Finance - Leasing Companies - 0.8%
     5,000,000   Ryder Trucks, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              5,037,500
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Food - Diversified - 2.1%
     5,000,000   International Home Foods, 10.375%
                   senior subordinated notes, due 11/1/06+             5,087,500
     8,000,000   Ralston-Ralston Purina Group, 7.875%
                   debentures, due 6/15/25                             8,010,000
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                                                                      13,097,500
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Food - Retail - 1.8%
     2,000,000   Carr-Gottstein Foods Co., 12.00%
                   senior subordinated notes, due 11/15/05             2,150,000
     1,175,000   Pathmark Stores, Inc., 12.625%
                   subordinated notes, due 6/15/02                     1,183,812
     7,000,000   Smith's Food & Drug Centers, Inc., 11.25%
                   senior subordinated notes, due 5/15/07              7,822,500
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                                                                      11,156,312
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Gambling - Non-Hotel Casinos- 0.9%
     2,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                            2,010,000
     3,000,000   Mohegan Tribal Gaming Authority, 13.50%
                   senior notes, due 11/15/02                          3,930,000
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                                                                       5,940,000
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Home Furnishings - 0.7%
       212,000   Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                              235,585
     4,000,000   Lifestyle Furnishings International, Inc., 10.875%
                   company guaranteed
                   notes, due 8/1/06                                   4,280,000
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                                                                       4,515,585
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Hotels and Motels - 1.7%
    10,000,000   Courtyard By Marriott ll, L.P., 10.75%
                   senior notes, due 2/1/08                           10,450,000
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Industrial Audio and Video Products - 0.3%
     2,000,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 11/1/03                           2,040,000
--------------------------------------------------------------------------------
Life and Health Insurance - 2.9%
     4,000,000   Conseco Finance Trust, 8.70%
                   guaranteed notes, due 11/15/26                      3,940,000
    11,000,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03                          10,945,000
     3,500,000   Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes,  due 12/15/03            3,640,000
--------------------------------------------------------------------------------
                                                                      18,525,000
--------------------------------------------------------------------------------
Manufacturing - 0.7%
     4,000,000   Plastic Specialties & Technologies, Inc., 11.25%
                   senior secured notes, due 12/1/03                   4,240,000
--------------------------------------------------------------------------------
Medical - Hospitals - 3.4%
                 Tenet Healthcare Corp.:
    10,000,000     10.125%, senior subordinated notes,
                     due 3/1/05                                       10,750,000
     7,000,000     8.625%, senior notes, due 12/1/03                   7,140,000
     4,000,000     8.625%, subordinated notes, due 1/15/07             3,960,000
--------------------------------------------------------------------------------
                                                                      21,850,000
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 1.5%
     8,500,000   Dade International, Inc., 11.125%
                   senior subordinated notes, due 5/1/06               9,286,250
--------------------------------------------------------------------------------
Medical Products - 0.4%
   $ 2,500,000   IMED Corp., 9.75%
                   senior subordinated notes, due 12/1/06+           $ 2,493,750
--------------------------------------------------------------------------------
Money Center Banks - 3.1%
    10,000,000   Chase Manhattan Corp., 6.75%
                   subordinated notes, due 8/15/08                     9,450,000
    10,000,000   First National Bank of Boston, 7.375%
                   subordinated notes, due 9/15/06                     9,962,500
--------------------------------------------------------------------------------
                                                                      19,412,500
--------------------------------------------------------------------------------
Multimedia - 3.9%
    14,500,000   Time Warner, Inc., 8.11%
                   notes, due 8/15/06                                 14,771,875
    10,000,000   Walt Disney Co. (The), 6.75%
                   senior notes, due 3/30/06                           9,700,000
--------------------------------------------------------------------------------
                                                                      24,471,875
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.2%
     4,000,000   Gulf Canada Resources, Ltd., 9.25%
                   senior subordinated debentures, due 1/15/04         4,140,000
     3,000,000   Mesa Operating Co., 10.625%
                   unsecured company guaranteed notes,
                   due 7/1/06                                          3,273,750
--------------------------------------------------------------------------------
                                                                       7,413,750
--------------------------------------------------------------------------------
Paint and Related Products - 1.8%
    11,500,000   Sherwin-Williams Co., 6.85%
                   notes, due 2/1/07                                  11,226,875
--------------------------------------------------------------------------------
Property and Casualty Insurance - 2.3%
     5,000,000   Arkwright CSN Trust, 9.625%
                   notes, due 8/15/26+                                 5,375,000
     9,000,000   Orion Capital Corp., 7.25%
                   senior notes, due 7/15/05                           8,865,000
--------------------------------------------------------------------------------
                                                                      14,240,000
--------------------------------------------------------------------------------
Recreation Centers - 1.1%
     7,000,000   Six Flags Theme Parks, zero coupon
                   senior subordinated notes, due 6/15/05              6,868,750
--------------------------------------------------------------------------------
Reinsurance - 0.8%
     5,000,000   Veritas Holdings GMBH, 9.625%
                   senior notes, due 12/15/03                          5,025,000
--------------------------------------------------------------------------------
Retail - Auto Parts - 0.6%
     3,600,000   Federal-Mogul Co., 8.80%
                   senior notes, due 4/15/07+                          3,631,500
--------------------------------------------------------------------------------
Retail - Drug Store - 0.5%
     3,000,000   Duane Reade Corp., 12.00%
                   senior notes, due 9/15/02                           3,105,000
--------------------------------------------------------------------------------
Retail - Leisure Products - 1.5%
     9,000,000   Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05              9,720,000
--------------------------------------------------------------------------------
Retail - Music Store - 0.2%
     1,333,000   Guitar Center, Inc., 11.00%
                   senior notes, due 7/1/06                            1,444,639
--------------------------------------------------------------------------------
Retail - Perfume and Cosmetics - 0.5%
     3,000,000   Renaissance Cosmetics, Inc., 11.75%
                   senior notes, due 2/15/04                           3,030,000
--------------------------------------------------------------------------------
Retail - Pet Food and Supplies - 0.5%
     3,000,000   Doane Products Co., 10.625%
                   senior notes, due 3/1/06                            3,116,250
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.8%
     5,000,000   Federated Department Stores, Inc., 8.50%
                   senior notes, due 6/15/03                           5,193,750
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 4

             JANUS FLEXIBLE INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 3.6%
    $5,000,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                          $ 5,137,500
     8,000,000   People's Bank Bridgeport, 7.20%
                   subordinated notes, due 12/1/06                     7,740,000
     5,000,000   St. Paul Bancorp, Inc., 7.125%
                   senior notes, due 2/15/04                           4,862,500
     5,000,000   Standard Federal Bancorp, 7.75%
                   subordinated notes, due 7/17/06                     5,093,750
--------------------------------------------------------------------------------
                                                                      22,833,750
--------------------------------------------------------------------------------
Super-Regional Banks - 2.8%
     8,000,000   NationsBank Corp., 7.75%
                   subordinated notes, due 8/15/15                     7,950,000
    10,000,000   Wells Fargo & Co., 7.125%
                   subordinated notes, due 8/15/06                     9,812,500
--------------------------------------------------------------------------------
                                                                      17,762,500
--------------------------------------------------------------------------------
Telecommunication Services - 1.6%
     3,000,000   Intermedia Communications of Florida, Inc.,
                   13.50% senior notes, due 6/1/05                     3,315,000
     5,000,000   NEXTLINK Communications, L.L.C., 12.50%
                   senior notes, due 4/15/06                           5,150,000
     2,000,000   RSL Communications, Ltd., 12.25%
                   units, due 11/15/06+                                1,980,000
--------------------------------------------------------------------------------
                                                                      10,445,000
--------------------------------------------------------------------------------
Telephone - Long Distance - 0.6%
     4,000,000   WorldCom, Inc., 7.55%
                   notes, due 4/1/04                                   3,995,000
--------------------------------------------------------------------------------
Television - 1.3%
     2,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures,
                   due 8/15/04                                         2,100,000
     5,500,000   Pegasus Media & Communications, Inc., 12.50%
                   notes, due 7/1/05                                   5,912,500
--------------------------------------------------------------------------------
                                                                       8,012,500
--------------------------------------------------------------------------------
Textile - Products - 0.3%
     2,000,000   Collins & Aikman Corp., 10.00%
                   senior subordinated notes, due 1/15/07              1,965,000
--------------------------------------------------------------------------------
Theaters - 0.6%
     3,932,586   United Artists Theatres Circuit, Inc., 9.30%
                   pass thru certificates, due 7/1/15                  3,622,895
--------------------------------------------------------------------------------
Transportation - Equipment and Leasing - 0.8%
     5,000,000   Interpool Capital Trust, 9.875%
                   bonds, due 2/15/27+                                 4,975,000
--------------------------------------------------------------------------------
Transportation - Services - 0.3%
     2,000,000   Atlantic Express Transportation Co., 10.75%
                   company guaranteed notes, due 2/1/04                2,050,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $437,220,521)                            439,822,431
--------------------------------------------------------------------------------
Convertible Bonds - 0.1%
Oil Companies - Exploration and ProductIon - 0.1%
     1,000,000   Lukinter Finance B.V., 3.50%
                   company guaranteed notes,
                   due 5/6/02+  (cost $1,000,000)                      1,040,000
--------------------------------------------------------------------------------
Preferred Stock - 4.0%
Real Estate Investment Trust - 0.3%
        65,000   Wellsford Residential Property Trust, 7.00%           1,584,375
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 3.1%
       375,000   California Federal Preferred Capital Corp.,
                   9.125%                                            $ 9,375,000
       350,000   Chevy Chase Savings, 13.00%, Non-Cumulative          10,500,000
--------------------------------------------------------------------------------
                                                                      19,875,000
--------------------------------------------------------------------------------
Telecommunication Services - 0.6%
        80,000   NEXTLINK Communications, Inc., 14.00%                 3,720,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $25,830,902)                              25,179,375
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 10.8%
   $10,000,000   Bell Atlantic Corp.
                   5.60%, 5/1/97                                      10,000,000
    30,000,000   General Electric Capital Corp.
                   5.62%, 5/1/97                                      30,000,000
    28,100,000   Household Finance Corp.
                   5.58%, 5/1/97                                      28,100,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $68,100,000)         68,100,000
--------------------------------------------------------------------------------
U.S. Government Obligation - 14.3%
    92,000,000   U.S. Treasury Notes, 6.50%
                   due 10/15/06** (cost $91,579,815)                  90,411,160
--------------------------------------------------------------------------------
Total Investments (total cost $623,731,238) - 98.8%                  624,552,966
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%          7,694,040
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $632,247,006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
 250 Contracts   U.S. Treasury - 10 year note, expires
                   June 1997, principal amount $26,739,375
                   value $26,742,188, cumulative depreciation           $  2,813
 225 Contracts   U.S. Treasury - 30 year bond, expires
                   June 1997, principal amount $24,257,813,
                   value $24,588,281, cumulative depreciation            330,468
--------------------------------------------------------------------------------
                                                                        $333,281
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 5

                             JANUS HIGH-YIELD FUND
           Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance Review
     During the first half of our fiscal year, October 31, 1996 through April 30, 1997, Janus High-Yield Fund produced a total return of 5.88%, versus a return of 4.95% for the Lehman Brothers High-Yield Bond Index. Both returns include reinvested dividends.
     The Fund outperformed its benchmark index due to careful bond selection and detailed research. As we have said before, in the high-yield market intensive equity-style research not only provides a better understanding of a company's balance sheet, but can also uncover earnings potential and other factors that make a bond attractive.
     During the first half, we continued to focus on companies that were candidates for rating upgrades, sometimes to investment grade. Also, as prices rose, we positioned the portfolio more defensively. We were content to let cash accumulate when we could not find attractive credits, and we added more "cushion bonds," which have a better chance of being redeemed before they mature. This strategy proved effective in March and April, when high-yield bonds declined.

Review of the First Half
     As the fiscal year began, the high-yield market was poised to continue its good performance. Interest rates and inflation were low, and the stock market continued in a strong uptrend. In March, however, faster economic growth threatened to undermine these near-perfect conditions. Even the high-yield market, which has been one of the best performing fixed-income asset classes for more than a year now, came under pressure after Federal Reserve Board Chairman Alan Greenspan's remarks that high-yield securities were overvalued and the Federal Reserve Board's subsequent decision to raise short-term interest rates.
     High-yield securities are something of a hybrid sector. Performance is often a mix of both the stock and bond markets, since the same economic conditions that are conducive to a strong equity market - a favorable business climate, abundant capital, and low interest rates - are also highly beneficial to high-yield issuers. In fact, the performance of high-yield bonds is probably more closely linked to the performance of stocks than to Treasury yields, so when stocks and bonds declined, high-yield debt followed suit.

Portfolio Strategy
     Money has been flooding into the high-yield sector for over a year now, and certain industries have become overheated, namely, telecommunications, gaming, and media, where increasing competition is slowing profit growth. Our approach was to reduce exposure to these companies and focus on supermarkets and other, less glamorous, industries. However, buy and sell decisions were based on individual companies. As always, our basic investment discipline is to add value to the portfolio via detailed, fundamental research of individual ideas.
     As mentioned earlier, we increased positions in cushion bonds. A good example of a cushion bond is Allbritton Communications, one of the larger positions in the portfolio. Our Allbritton debt carries an 11.5% coupon and can be redeemed as early as August. The company recently issued obligations yielding 9.75%, so Allbritton will probably tender for its more expensive debt early. This should lower the bond's price volatility while still providing an attractive yield.

Fund Data

------------------------------------------------------------
                           April 30, 1997   October 31, 1996
Weighted Avg. Maturity        6.2 Yrs.          8.1 Yrs.
Avg. Modified Duration*       4.08 Yrs.         5.05 Yrs.
Avg. 30-Day Yield**             8.59%             9.04%
Avg. Rating                      BB                B+
------------------------------------------------------------
* A theoretical measure of price volatility.
**Yields will fluctuate.

     Cobblestone Golf Group is another exciting holding. Our Cobblestone bond also carries an 11.5% coupon. Cobblestone owns approximately 25 golf courses, mostly concentrated in the Phoenix, Dallas, and San Diego areas. By focusing on individual cities, Cobblestone is able to develop economies of scale, including discounts on equipment and overlapping personnel in such areas as maintenance. The continuing shortage of golf courses is also working in Cobblestone's favor. Its course utilization rates are excellent and it is an attractive acquisition candidate as larger competitors look to increase market share.

Going Forward
     We remain optimistic about the high-yield bond sector. In spite of Mr. Greenspan's remarks, the high-yield market has some very favorable risk-reward characteristics. In the 1990s, interest rates have been extremely volatile, but the higher coupons and shorter maturities on high-yield debt have tended to keep prices less volatile than in much of the Treasury market.
     So long as the economy remains healthy and stocks hold their own, the attractive coupons on high-yield bonds should continue to help mitigate changes in interest rates. However, detailed research - including firsthand, on-site visits with senior management - and careful investment discipline will continue to be the performance keys in this very exciting market.
     Thank you for your investment in Janus High-Yield Fund.


             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 6

                             JANUS HIGH-YIELD FUND
           Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a solid green line. The Lehman Brothers High-Yield Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($12,670) as compared to the Lehman Brothers High-Yield Bond Index ($11,370). There is a legend in the upper left quadrant of the graph which indicates Janus High-Yield Fund's one-year and since inception (December 29, 1995) average annual total returns as 15.12% and 19.46%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS HIGH-YIELD FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Corporate Bonds - 78.3%
--------------------------------------------------------------------------------
Airlines - 0.8%
    $2,000,000   ValuJet, Inc., 10.25% senior notes, due 4/15/01      $1,862,500
--------------------------------------------------------------------------------
Automotive - Medium and Heavy Duty Trucks - 0.9%
     2,000,000   Blue Bird Body Co., 10.75%
                   senior subordinated notes, due 11/15/06             2,090,000
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.7%
     4,000,000   Dr. Pepper Bottling Holdings, zero coupon
                   senior notes, due 2/15/03                           3,890,000
--------------------------------------------------------------------------------
Building - Residential and Commercial - 1.4%
     3,000,000   Fortress Group, Inc., 13.75%
                   senior notes, due 5/15/03                           3,090,000
--------------------------------------------------------------------------------
Building Products - Air and Heating - 1.0%
     2,000,000   American Standard Companies, Inc., 11.375%
                   senior debentures, due 5/15/04                      2,125,000
--------------------------------------------------------------------------------
Cable Television - 4.1%
     4,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05              4,090,000
     2,000,000   Intermedia Capital Partners, 11.25%
                   senior notes, due 8/1/06                            2,060,000
     3,000,000   Rifkin Acquisition Partners, L.P., 11.125%
                   senior subordinated notes, due 1/15/06              3,060,000
--------------------------------------------------------------------------------
                                                                       9,210,000
--------------------------------------------------------------------------------
Casino Hotels - 0.9%
     2,000,000   California Hotel Financial, 11.00%
                   senior subordinated notes, due 12/1/02              2,060,000
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.4%
     3,000,000   PriCellular Wireless Corp., 10.75%
                   senior notes, due 11/1/04                           3,090,000
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.9%
    $2,000,000   Harris Chemical North America, Inc., 10.75%
                   senior subordinated notes, due 10/15/03            $1,970,000
--------------------------------------------------------------------------------
Chemicals - Fibers - 1.0%
     2,000,000   Polysindo International Finance Co. B.V., 11.375%
                   company guaranteed notes, 6/15/06                   2,125,000
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.5%
     3,000,000   Laroche Industries, 13.00%
                   senior subordinated notes, due 8/15/04              3,285,000
--------------------------------------------------------------------------------
Commercial Banks - 2.0%
     2,000,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03              2,130,000
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                           2,220,000
--------------------------------------------------------------------------------
                                                                       4,350,000
--------------------------------------------------------------------------------
Commercial Services - 1.0%
     2,000,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                            2,130,000
--------------------------------------------------------------------------------
Electronic Components - 1.5%
     5,000,000   Electronic Retailing Systems International, Inc.,
                   zero coupon senior discount notes,
                   due 2/1/04+                                         3,387,500
--------------------------------------------------------------------------------
Engineering - Research and Development - 0.9%
     2,000,000   Intertek Finance PLC, 10.25%
                   senior subordinated notes, due 11/1/06              2,050,000
--------------------------------------------------------------------------------
Environmental Consulting and Engineering - 0.9%
     2,000,000   ICF Kaiser International, Inc., 13.00%
                   units, due 12/31/03                                 1,900,000
--------------------------------------------------------------------------------
Finance - Leasing Companies - 1.8%
     4,000,000   Ryder Trucks, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              4,030,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 7

                JANUS HIGH-YIELD FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Retail - 6.6%
    $3,000,000   Jitney-Jungle Stores of America, Inc., 12.00%
                   senior notes, due 3/1/06                          $ 3,255,000
                 Pathmark Stores, Inc.:
     2,000,000     11.625% subordinated notes, due 6/15/02             1,980,000
     2,000,000     12.625% subordinated notes, due 6/15/02             2,015,000
     4,000,000   Smith's Food &
                   Drug Centers, Inc., 11.25%
                   senior subordinated notes, due 5/15/07              4,470,000
     3,000,000   Supermercados Norte, 10.875%
                   bonds, due 2/9/04+                                  3,000,000
--------------------------------------------------------------------------------
                                                                      14,720,000
--------------------------------------------------------------------------------
Funeral Services and Related Items - 1.2%
     2,500,000   Prime Succession Acquisition Co., 10.75%
                   senior subordinated notes, due 8/15/04              2,675,000
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 3.2%
     3,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                            3,015,000
     2,000,000   Lady Luck Gaming Corp., 11.875%
                   first mortgage notes, due 3/1/01                    1,982,500
     2,000,000   Majestic Star Casino L.L.C., 12.75%
                   senior notes, due 5/15/03                           2,155,000
--------------------------------------------------------------------------------
                                                                       7,152,500
--------------------------------------------------------------------------------
Home Furnishings - 2.8%
     2,700,000   Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                            3,000,375
     3,000,000   Lifestyle Furnishings International, Inc., 10.875%
                   company guaranteed notes, due 8/1/06                3,210,000
--------------------------------------------------------------------------------
                                                                       6,210,375
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 1.4%
     3,000,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 11/1/03                           3,060,000
--------------------------------------------------------------------------------
Machine Tools and Related Products - 1.8%
     4,000,000   International Knife & Saw, Inc., 11.375%
                   senior subordinated notes, due 11/15/06             4,090,000
--------------------------------------------------------------------------------
Manufacturing - 2.4%
     5,000,000   Plastic Specialties & Technologies, Inc., 11.25%
                   senior secured notes, due 12/1/03                   5,300,000
--------------------------------------------------------------------------------
Marine Services - 2.4%
     3,000,000   Moran Transportation Co., 11.75%
                   notes, due 7/15/04                                  3,217,500
     2,000,000   Stena Rederi A.B., 10.50%
                   senior notes, due 12/15/05                          2,130,000
--------------------------------------------------------------------------------
                                                                       5,347,500
--------------------------------------------------------------------------------
Office Supplies and Forms - 1.0%
     2,000,000   American Pad & Paper, 13.00%
                   senior subordinated notes, due 11/15/05             2,322,500
--------------------------------------------------------------------------------
Oil Company - Exploration and Production - 2.4%
     2,000,000   Forcenergy, Inc., 9.50%
                   senior subordinated notes, due 11/1/06              2,030,000
     3,000,000   Mesa Operating Co., 10.625%
                   company guaranteed notes, due 7/1/06                3,276,069
--------------------------------------------------------------------------------
                                                                       5,306,069
--------------------------------------------------------------------------------
Physical Therapy and Rehabilitation Centers - 0.9%
     2,000,000   HEALTHSOUTH Corp., 9.50%
                   senior subordinated notes, due 4/1/01               2,095,000
--------------------------------------------------------------------------------
Pollution Control - 0.8%
     2,000,000   Envirosource, Inc., 9.75%
                   senior notes, due 6/15/03                           1,890,000
--------------------------------------------------------------------------------
Recreational Centers - 3.6%
    $3,000,000   Cobblestone Golf Group, Inc., 11.50%
                   senior notes, due 6/1/03                           $3,127,500
     5,000,000   Six Flags Theme Parks, zero coupon
                   senior subordinated notes, due 6/15/05              4,906,250
--------------------------------------------------------------------------------
                                                                       8,033,750
--------------------------------------------------------------------------------
Retail - Discount - 0.8%
     2,000,000   Hills Stores Co., 12.50%
                   senior notes, due 7/1/03                            1,770,000
--------------------------------------------------------------------------------
Retail - Diversified - 3.3%
     4,000,000   Core-Mark International, Inc., 11.375%
                   senior subordinated notes, due 9/15/03              4,125,000
     3,000,000   Eye Care Centers of America, 12.00%
                   senior notes, due 10/1/03                           3,247,500
--------------------------------------------------------------------------------
                                                                       7,372,500
--------------------------------------------------------------------------------
Retail - Drug Store - 0.9%
     2,000,000   Duane Reade Corp., 12.00%
                   senior notes, due 9/15/02                           2,070,000
--------------------------------------------------------------------------------
Retail - Leisure Products - 1.0%
     2,000,000   Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05              2,160,000
--------------------------------------------------------------------------------
Retail - Music Store - 0.6%
     1,333,000   Guitar Center, Inc., 11.00%
                   senior notes, due 7/1/06                            1,444,639
--------------------------------------------------------------------------------
Retail - Perfume and Cosmetics - 1.4%
     3,000,000   Renaissance Cosmetics, Inc., 11.75%
                   senior notes, due 2/15/04                           3,030,000
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.4%
     1,000,000   Echostar Communications Corp., zero coupon
                   senior discount notes, due 6/1/04                     823,750
--------------------------------------------------------------------------------
Steel - Producers - 2.8%
     3,000,000   Weirton Steel Corp., 11.375%
                   senior notes, due 7/1/04                            3,075,000
     3,000,000   Ivaco, Inc., 11.50%
                   senior notes, due 9/15/05                           3,165,000
--------------------------------------------------------------------------------
                                                                       6,240,000
--------------------------------------------------------------------------------
Telecommunication Services - 3.5%
     2,000,000   NEXTLINK Communications, L.L.C., 12.50%
                   senior notes, due 4/15/06                           2,060,000
     1,500,000   Peoples Telephone Co., Inc., 12.25%
                   senior notes, due 7/15/02                           1,571,250
     2,000,000   RSL Communications, Ltd., 12.25%
                   units, due 11/15/06+                                1,980,000
     2,000,000   Teleport Communications Group, Inc., 9.875%
                   senior notes, due 7/1/06                            2,080,000
--------------------------------------------------------------------------------
                                                                       7,691,250
--------------------------------------------------------------------------------
Television - 3.3%
     5,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures, due 8/15/04         5,250,000
     2,000,000   Sinclair Broadcast Group, Inc., 10.00%
                   senior subordinated notes, due 9/30/05              2,025,000
--------------------------------------------------------------------------------
                                                                       7,275,000
--------------------------------------------------------------------------------
Textile - Products - 1.4%
     3,000,000   Glenoit Corp., 11.00%
                   senior subordinated notes, due 4/15/07              3,037,500
--------------------------------------------------------------------------------
Tobacco - 0.9%
     2,000,000   Consolidated Cigar Acquistion Corp., 10.50%
                   senior subordinated notes, due 3/1/03               2,105,000
--------------------------------------------------------------------------------
Transportation - Services - 0.9%
     2,000,000   Atlantic Express Transporation Co., 10.75%
                   company guaranteed notes, due 2/1/04                2,050,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 8

               JANUS HIGH-YIELD FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Wire and Cable Products - 1.4%
    $3,000,000   International Wire Group, 11.75%
                   senior subordinated notes, due 6/1/05             $ 3,157,500
--------------------------------------------------------------------------------
Wireless Telecommunications - 1.5%
     3,385,000   GST Acquisition Corp., 10.50%
                   senior subordinated notes, due 5/1/07               3,410,388
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $172,776,575)                            174,485,221
--------------------------------------------------------------------------------
U.S. Government Obligation - 2.2%
     5,000,000   U.S. Treasury Notes
                   6.25%, due 2/15/07 (cost $4,820,348)                4,833,100
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.3%
        25,000   Chevy Chase Savings, 13.00%, Non-Cumulative
                    (cost $788,750)                                      750,000
--------------------------------------------------------------------------------
Repurchase Agreement - 11.2%
   $25,000,000   Bankers Trust Securities Corp., 5.70%,
                   dated 4/30/97, maturing 5/1/97, to
                   be repurchased at $25,003,958,
                   collateralized by $10,000,000 in
                   General American Transportation Corp.
                   Commercial Paper, 5.71%, 5/20/97;
                   $5,830,000 in Nissan Capital Corp.
                   Commercial Paper, 5.75%, 5/20/97;
                   $10,000,000 in Super Valu, Inc.
                   Commericial Paper, 5.68%, 5/13/97;
                   with respective values of $9,968,389;
                   $5,821,663 and $9,979,525 (cost $25,000,000)       25,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 6.9%
    10,000,000   CIT Group Holdings, Inc.
                   5.62%, 5/1/97                                      10,000,000
     5,300,000   General Electric Capital Corp.
                   5.62%, 5/1/97                                       5,300,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $15,300,000)         15,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $218,685,673) - 98.9%                  220,368,321
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          2,400,724
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $222,769,045
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 9

                         JANUS FEDERAL TAX-EXEMPT FUND
                     Portfolio Manager, Darrell W. Watters

Performance Review
     Janus Federal Tax-Exempt Fund outperformed its benchmark index for the six months ended April 30, 1997, gaining 2.10%, compared to 2.01% for the Lehman Brothers Municipal Bond Index. Both returns include reinvested dividends.
     The municipal bond market remained volatile over the last six months. Fixed-income markets in general have experienced unusual volatility for the last five years. One cause is the Federal Reserve Board, which has adjusted interest rates to slow or encourage economic growth. But perhaps even more influential has been the bond market itself, which has pushed longer-term rates up or down in anticipation of the Federal Reserve's next move. In the tax-exempt market, another influential factor over the last few years has been the relatively scarce supply of tax-exempt debt.
     Given this environment, my goal has been to build a portfolio that is consistent and flexible, and that seeks to provide a competitive yield. To this end, I have accumulated positions in high-quality, long-term bonds. As you can see in the table on this page, the portfolio carries a high overall rating, has a weighted average maturity of more than 20 years, and a 30-day yield of 5.30%, which is the taxable equivalent of 7.57% for an investor who pays 31% in federal taxes. (In 1996, the average federal tax bill was actually 35%.)
     A bond's marketability - or liquidity - is also important. The Fund contains bonds that have good demand characteristics. These bonds often come from states with higher income taxes, such as Colorado, New York, and California. Colorado bonds are currently the largest portion of the portfolio, at approximately 25% as of April 30. Purchasing bonds that have strong demand builds flexibility and stability into the portfolio because it lowers the risk that a position might have to be sold at a discount in a difficult market.
     My goal is to keep portfolio holdings stable and avoid buying and selling positions unnecessarily. This also has the benefit of lowering transaction costs. Perhaps the greatest challenge to this strategy, however, is to lessen interest rate risk - a tough assignment in a volatile interest rate environment. When interest rates are rising, the most flexible and least expensive way that I have found to mitigate the risk to the Fund's net asset value (NAV) is to hedge the portfolio with interest rate futures. Of course, no strategy can entirely escape the risk of an interest rate change, but hedging with futures can be a very flexible means of lowering it. This strategy has generally proven effective since I took over the Fund's management more than a year ago.

Portfolio Composition
--------------------------------------------------------------
Portfolio Asset Mix          April 30, 1997   October 31, 1996
District General Obligation Bonds  30.0%            37.0%
Essential Service Revenue Bonds    70.0%            63.0%
--------------------------------------------------------------
--------------------------------------------------------------
Fund Data                    April 30, 1997   October 31, 1996
Weighted Avg. Maturity          20.1 Yrs.         17.0 Yrs.
Avg. Modified Duration*         10.8 Yrs          7.5 Yrs.
Avg. Rating                        AA3               AA3
30-Day Avg. Yield**               5.30%             5.08%
--------------------------------------------------------------
* A theoretical measure of price volatility.
**Yield will fluctuate.

Going Forward
     My outlook for the bond market remains cautiously optimistic. Inflation is nowhere in sight and of course inflation is the bond market's number one concern. Federal Reserve Board Chairman Alan Greenspan has indicated that the potential for inflation may exist and has taken appropriate action to arrest any problem that may present itself. Our job at Janus is not to question whether Mr. Greenspan is right or wrong, but to manage risk in the marketplace around the Central Bank's actions. Rather than argue with the Federal Reserve, we focus on managing the interest rate risk that comes naturally with Federal Reserve activity.
     Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 10

                          JANUS FEDERAL TAX-EXEMPT FUND
                      Portfolio Manager, Darrell W. Watters

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a solid green line. The Lehman Brothers Municipal Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($12,092) as compared to the Lehman Brothers Municipal Bond Index ($12,542). There is a legend in the upper left quadrant of the graph which indicates Janus Federal Tax-Exempt Fund's one-year and since inception (May 3, 1993) average annual total returns as 4.08% and 4.86%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS FEDERAL TAX-EXEMPT FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 96.3%
--------------------------------------------------------------------------------
California - 14.6%
    $1,000,000   Anaheim Public Financing Authority Lease
                   Revenue, (Public Improvements),
                   (FSA Insured), Series A, 5.00%, 3/1/37              $ 871,250
     2,000,000   Foothill/Eastern Transportation Revenue,
                   (Corridor Agency Toll Road), Senior Lien,
                   Series A, 6.00%, 1/1/34                             1,932,500
     1,000,000   Los Angeles County Public Works Financing
                   Authority Lease Revenue, (MBIA Insured),
                   Series B, 5.25%, 9/1/14                               951,250
     1,000,000   Metropolitan Water District Waterworks
                   Revenue, Series C, 5.00%, 7/1/27                      885,000
     1,000,000   Rio Linda United School District, (FSA Insured),
                   5.25%, 8/1/17                                         936,250
     2,000,000   San Diego Public Facilities Financing Authority
                   Sewer Revenue, (FGIC Insured), Series B,
                   5.25%, 5/15/27                                      1,847,500
--------------------------------------------------------------------------------
                                                                       7,423,750
--------------------------------------------------------------------------------
Colorado - 22.0%
     1,080,000   Bachelor Gulch Metropolitan District,
                   6.80%, 12/1/06                                      1,105,650
       500,000   Black Hawk Device Tax Revenue,
                   6.00%, 12/1/11                                        490,625
     1,000,000   Castle Rock Golf Enterprise Revenue,
                   6.50%, 12/1/16                                        975,000
     1,240,000   Central City Excise Tax Revenue,
                   6.20%, 12/1/06                                      1,250,850
     1,000,000   Colorado Housing Financing Authority,
                   (Multifamily Housing Insured Mortgage),
                   (FHA Insured) Series A, 5.57%, 10/1/17                982,500
     1,000,000   Colorado Housing Financing Authority,
                   (Single Family Program), 7.10%, 5/1/15              1,086,250
--------------------------------------------------------------------------------
Colorado - (continued)
      $750,000   Denver West Metropolitan District,
                   6.50%, 12/1/16                                     $  758,438
     1,000,000   Douglas County School District, (No. 1),
                   (MBIA Insured), 5.125%, 12/15/16                      933,750
     1,000,000   Meridian Metropolitan District,
                   7.50%, 12/1/11**                                    1,088,750
     1,000,000   Mountain Village Metropolitan District,
                   (San Miguel County), 8.10%, 12/1/11                 1,110,000
                 Telluride Excise Tax Revenue:
       100,000     5.75%, 12/1/12                                         98,375
       400,000     5.90%, 12/1/16                                        392,500
                 Upper Cherry Creek Metropolitan District:
       500,000     6.20%, 12/1/05                                        513,125
       400,000     6.75%, 12/1/11                                        414,000
--------------------------------------------------------------------------------
                                                                      11,199,813
--------------------------------------------------------------------------------
Delaware - 3.8%
     2,000,000   Delaware River Port Authority Pennsylvania
                   and New Jersey Revenue, (FGIC Insured),
                   5.50%, 1/1/26                                       1,930,000
--------------------------------------------------------------------------------
Florida - 3.6%
     2,000,000   Dade County, (Seaport), (MBIA Insured),
                   5.125%, 10/1/21                                     1,832,500
--------------------------------------------------------------------------------
Illinois - 4.1%
     1,000,000   Chicago Park District, (MBIA Insured),
                   5.60%, 1/1/21                                         958,750
     1,000,000   Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue, (McCormick
                   Place Convention Center Project),
                   7.00%, 7/1/26                                       1,105,000
--------------------------------------------------------------------------------
                                                                       2,063,750
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 11

            JANUS FEDERAL TAX-EXEMPT FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Massachusetts - 3.7%
    $1,000,000   Massachusetts Bay Transportation Authority,
                   (General Transportation System),
                   (FSA Insured), Series B, 5.25%, 3/1/20             $  923,750
     1,000,000   Massachusetts Water Resevoir Authority,
                   (FGIC Insured), Series A, 5.50%, 11/1/21              953,750
--------------------------------------------------------------------------------
                                                                       1,877,500
--------------------------------------------------------------------------------
Missouri - 8.9%
     1,425,000   Carthage Waterworks and Wastewater
                   Treatment System Revenue, Series B,
                   6.50%, 7/1/16                                       1,462,406
     2,000,000   Sikeston Electric Revenue, (MBIA Insured),
                   6.00%, 6/1/14                                       2,117,500
     1,000,000   St. Louis Parking Facilities Revenue,
                   (MBIA Insured), 5.375%, 12/15/16                      961,250
--------------------------------------------------------------------------------
                                                                       4,541,156
--------------------------------------------------------------------------------
Montana - 3.6%
       750,000   Montana Health Facilities Authority Facilities
                   Revenue, (St. Peters Community Hospital),
                   5.50%, 6/1/11                                         730,312
     1,000,000   Montana State Board of Investment Workers
                   Compensation Program, (MBIA Insured),
                   6.875%, 6/1/20                                      1,083,750
--------------------------------------------------------------------------------
                                                                       1,814,062
--------------------------------------------------------------------------------
Nevada - 1.8%
     1,000,000   Washoe County, (MBIA Insured),
                   5.00%, 6/1/17                                         911,250
--------------------------------------------------------------------------------
New Jersey - 2.2%
     1,000,000   New Jersey Turnpike Authority, Turnpike
                   Revenue, (FSA Insured), Series C,
                   6.50%, 1/1/16                                       1,101,250
--------------------------------------------------------------------------------
New Mexico - 4.0%
     2,000,000   University of New Mexico University Revenue,
                   Series A, 6.00%, 6/1/21                             2,057,500
--------------------------------------------------------------------------------
New York - 11.2%
     1,000,000   Metropolitan Transportation Authority
                   Dedicated Tax Fund, (MBIA Insured),
                   Series A, 5.25%, 4/1/26                               923,750
     2,000,000   Metropolitan Transportation Authority,
                   (Transportation Facilities), Series O,
                   5.50%, 7/1/17                                       1,885,000
     1,000,000   New York State Dorm Authority Revenue,
                   (State University Educational Facilities),
                   Series A, 5.50%, 5/15/19**                            943,750
     1,000,000   New York State Urban Development
                   Corporation Revenue, (University Facilities
                   Grants), 5.875%, 1/1/21                               985,000
     1,000,000   New York, Series G, 6.00%, 10/15/26                     967,500
--------------------------------------------------------------------------------
                                                                       5,705,000
--------------------------------------------------------------------------------
North Carolina - 1.9%
     1,000,000   North Carolina Medical Care Community
                   Hospital Revenue, (Wake County Hospital
                   System), (MBIA Insured), 5.25%, 10/1/17               941,250
--------------------------------------------------------------------------------
Oklahoma - 3.1%
     1,000,000   Grand River Dam Authority Revenue,
                   (AMBAC Insured), 6.25%, 6/1/11**                    1,083,750
       500,000   McGee Creek Authority Water Revenue,
                   (MBIA Insured), 6.00%, 1/1/23                         518,750
--------------------------------------------------------------------------------
                                                                       1,602,500
--------------------------------------------------------------------------------
Puerto Rico - 1.9%
     1,000,000   Puerto Rico Commonwealth Highway and
                   Transportation Authority Highway Revenue,
                   Series Y, 5.50%, 7/1/26                               947,500
--------------------------------------------------------------------------------
Texas - 3.9%
    $1,000,000     Houston Water & Sewer System Revenue,
                   (FGIC Insured), Series C, 5.375%, 12/1/27           $ 940,000
     1,000,000   Orange County Naval and Port District
                   Industrial Development Corp. Revenue,
                   (North Star Steel Texas), 6.375%, 2/1/17            1,042,500
--------------------------------------------------------------------------------
                                                                       1,982,500
--------------------------------------------------------------------------------
Wyoming - 2.0%
     1,000,000   Sweetwater County Pollution Control
                   Revenue, (Idaho Power Co.), Series A,
                   6.05%, 7/15/26                                      1,012,500
--------------------------------------------------------------------------------
Total Municipal Securities (total cost $48,818,131)                   48,943,781
--------------------------------------------------------------------------------
Financial Options - Long Call - 0.1%
 100 Contracts   June 1997 U.S. Treasury Future
                   Call @ strike price 110
                   expires May 17, 1997,
                   (cost $33,513)                                         46,875
--------------------------------------------------------------------------------
Total Investments (total cost $48,851,644) - 96.4%                    48,990,656
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.6%          1,847,211
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $50,837,867
--------------------------------------------------------------------------------
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Authority Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.
--------------------------------------------------------------------------------
Financial Futures - Long
 468 Contracts   U.S. Treasury - 20 year bond,
                   expires June 1997,
                   principal amount $50,856,063,
                   value $51,143,625, cumulative appreciation          $ 287,562
 250 Contracts   U.S. Treasury - 20 year bond,
                   expires December 1997,
                   principal amount $27,242,188,
                   value $27,117,188, cumulative depreciation          (125,000)
Financial Futures - Short
 618 Contracts   U.S. Treasury - 20 year bond,
                   expires June 1997,
                   principal amount $68,495,813,
                   value $67,535,813, cumulative appreciation            960,000
 175 Contracts   U.S. Treasury - 20 year bond,
                   expires September 1997,
                   principal amount $19,231,250,
                   value $19,047,656, cumulative appreciation            183,594
--------------------------------------------------------------------------------
                                                                      $1,306,156
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 12

                           JANUS SHORT-TERM BOND FUND
                      Portfolio Manager, Sandy R. Rufenacht

Performance Review
     The Janus Short-Term Bond Fund had a total return of 3.76% for the first half of our fiscal year ended April 30, 1997. The Lehman Brothers Government/Corporate 1-3 Year Bond Index returned 3.39% for the same period. Both results include reinvested dividends.
     For the last 12 months, Janus Short-Term Bond Fund ranked number one out of the 96 Short-Term Investment Grade Debt Funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(1)
     The Fund outperformed the Index because we were able to add value via credit research on investment-grade and high-yield corporate bonds. In addition, our large cash position enabled us to take advantage of investment opportunities when interest rates became volatile. The portfolio's current configuration has increased flexibility without compromising quality, as the average portfolio ratings in the table below indicate.

Portfolio Composition
--------------------------------------------------------------
% of Assets                  April 30, 1997   October 31, 1996
Investment-Grade Corp. Bonds      63.3%             69.0%
High-Yield/High-Risk(Junk) Bonds  14.0%              5.0%
U.S. Government Securities        13.0%             12.0%
Cash & Cash Equivalents            9.7%             14.0%
--------------------------------------------------------------
--------------------------------------------------------------
Portfolio Data               April 30, 1997   October 31, 1996
Weighted Avg. Maturity          2.4 Yrs.          2.4 Yrs.
Avg. Modified Duration*         2.0 Yrs.          2.0 Yrs.
Avg. Rating                         A                 A
Avg. 30-day Yield**               6.27%             5.51%
--------------------------------------------------------------
* A theoretical measure of price volatility.
** Yield will fluctuate.

     The Treasury portion of the portfolio consists of a single one-year note. Our investment-grade corporate bonds continue to include familiar names such as GMAC, Hewlett-Packard Finance Corporation, IBM, and Lockheed Martin. High-yield holdings are primarily "cushion bonds." These are bonds that are likely to be called in before they mature. Allbritton is a good example of what we look for in a cushion bond. Allbritton owns six television stations on the east coast. Our analysis indicates the company's ABC affiliate in Washington D.C. provides reasonable collateral by itself for the debt offering we own. These bonds, which carry an 11.5% coupon, are callable in August of this year. The company recently issued bonds with a coupon of 9.75%, so we believe Allbritton is likely to redeem its more expensive debt at the first opportunity.

Portfolio Strategy
     The Fund is positioned to respond quickly to changes in interest rates. This flexibility has been accomplished while still investing primarily in investment-grade bonds. Our Treasury and cash positions lower credit risk, while some of our high-yield holdings help mitigate interest rate risk. This mix allows us to provide a yield that is competitive with a 30-year Treasury obligation without as much price volatility. It also allows us to avoid overpaying for short-term paper, which remains in relatively short supply due to the low level of interest rates. In this environment, companies have tended to issue more long-term debt in order to lock in cheaper rates. Also, as interest rate volatility increased, investors have been pulling themselves in on the yield curve - shortening the maturities of their holdings - which has created additional demand for short-term obligations and pushed up prices.

Going Forward
     The U.S. economy now appears to be sending mixed signals. The Federal Reserve's recent interest rate hike was a step in the right direction, even though more rate increases may be necessary to slow economic growth to more moderate levels and keep a tight rein on inflation. However, the portfolio's flexibility positions it to respond effectively to changes in interest rates. Our mix of securities also should keep yields competitive and provide additional stability for the Fund's net asset value.
     Thank you for your continued investment in Janus Short-Term Bond Fund.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines Short-Term Investment Grade Debt Funds as investing "at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less." The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 13

                           JANUS SHORT-TERM BOND FUND
                      Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a solid green line. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($12,515) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($12,711). There is a legend in the upper left quadrant of the graph which indicates Janus Short-Term Bond Fund's one-year and since inception (September 1, 1992) average annual total returns as 8.36% and 4.92%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

              JANUS SHORT-TERM BOND FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 77.3%
--------------------------------------------------------------------------------
Aerospace and Defense - 3.8%
    $1,750,000   Lockheed Martin Corp., 6.55% company
                   guaranteed unsecured notes, due 5/15/99            $1,750,000
--------------------------------------------------------------------------------
Building Products - Air and Heating - 2.3%
     1,000,000   American Standard Companies, Inc., 11.375%
                   senior debentures, due 5/15/04                      1,062,500
--------------------------------------------------------------------------------
Commercial Banks- 3.7%
     1,750,000   First USA Bank, Inc., 5.75%
                   notes, due 1/15/99                                  1,728,125
--------------------------------------------------------------------------------
Computers - Mainframe - 3.8%
     1,750,000   IBM Corp., 6.375%
                   global notes, due 6/15/00                           1,734,687
--------------------------------------------------------------------------------
Computers - Mini - 5.4%
     2,500,000   Hewlett-Packard, Inc., 6.50%
                   senior unsubordinated notes, due 12/30/99           2,490,625
--------------------------------------------------------------------------------
Containers - Metal and Glass - 3.8%
     1,750,000   Crown Cork & Seal Co., Inc., 5.875%
                   notes, due 4/15/98                                  1,744,750
--------------------------------------------------------------------------------
Finance - Auto Loans - 7.6%
     1,750,000   Ford Motor Credit Corp., 7.25%
                   notes, due 5/15/99                                  1,774,063
     1,750,000   General Motors Acceptance Corp., 6.65%
                   notes, due 5/24/00                                  1,741,250
--------------------------------------------------------------------------------
                                                                       3,515,313
--------------------------------------------------------------------------------
Finance - Leasing Companies - 3.8%
     1,750,000   International Lease Finance Corp., 6.625%
                   notes, due 4/1/99                                   1,756,562
--------------------------------------------------------------------------------
Food - Diversified - 3.9%
     1,800,000   Grand Metropolitan Investment Corp., 6.50%
                   company guaranteed notes,
                   due 9/15/99                                         1,795,500
--------------------------------------------------------------------------------
Food - Retail - 3.3%
    $1,500,000   Pathmark Stores, Inc., 12.625%
                  subordinated notes, due 6/15/02                     $1,511,250
--------------------------------------------------------------------------------
Life and Health Insurance - 0.4%
       185,000   Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes, due 12/15/03               192,400
--------------------------------------------------------------------------------
Medical - Hospitals - 4.2%
     1,950,000   Columbia/HCA Healthcare Corp., 6.50%
                   notes, due 3/15/99                                  1,950,000
--------------------------------------------------------------------------------
Oil Companies - Integrated - 3.8%
     1,750,000   Texaco Capital, Inc., 6.875%
                   notes, due 7/15/99                                  1,760,938
--------------------------------------------------------------------------------
Paint and Related Products - 4.3%
     2,000,000   Sherwin-Williams Co., 6.25%
                   notes, due 2/1/00                                   1,977,500
--------------------------------------------------------------------------------
Physical Therapy and Rehabilitation Centers - 3.4%
     1,500,000   HEALTHSOUTH Corp., 9.50%
                   senior subordinated notes, due 4/1/01               1,571,250
--------------------------------------------------------------------------------
Retail - Discount - 3.8%
     1,750,000   TJX Companies, Inc., 6.625%
                   notes, due 6/15/00                                  1,730,312
--------------------------------------------------------------------------------
Retail - Diversified - 2.3%
     1,000,000   Eye Care Centers of America, 12.00%
                   senior notes, due 10/1/03                           1,082,500
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 3.8%
     1,750,000   Great Western Financial Corp., 6.125%
                   notes, due 6/15/98                                  1,745,485
--------------------------------------------------------------------------------
Super-Regional Banks - 3.8%
     1,750,000   Norwest Corp., 6.25%
                   senior notes, due 4/15/99                           1,743,438
--------------------------------------------------------------------------------
Television - 2.3%
     1,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures,
                   due 8/15/04                                         1,050,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 14

             JANUS SHORT-TERM BOND FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Transportation - Railroad - 3.8%
    $1,750,000   Union Pacific Corp., 6.25%
                   notes, due 3/15/99                               $  1,736,875
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $35,698,104)                              35,630,010
--------------------------------------------------------------------------------
U.S. Government Obligations - 13.0%
     6,000,000   U.S. Treasury Notes, 6.125%
                   due 8/31/98 (cost $6,018,424)                       6,000,420
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.0%
     2,000,000   General Electric Capital Corp.,
                   5.62%, 5/1/97                                       2,000,000
     1,700,000   Household Finance Corp.,
                   5.58%, 5/1/97                                       1,700,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $3,700,000)           3,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $45,416,528) - 98.3%                    45,330,430
--------------------------------------------------------------------------------
Cash,  Receivables and Other Assets, net of Liabilities - 1.7%           756,814
--------------------------------------------------------------------------------
Net Assets  - 100%                                                   $46,087,244
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 15

                            JANUS MONEY MARKET FUNDS
                      Portfolio Manager, Sharon S. Pichler

Review of the First Half
     During the six months ended April 30, 1997, short-term interest rates remained relatively flat until the Federal Reserve Board boosted rates in late March. Between October 31, 1996 and February 25, 1997, yield on the one-year Treasury varied between a low of 5.35% and a high of 5.65%. Then, when the Federal Reserve was sufficiently worried about stronger economic growth (and the outlook for inflation) to justify raising its target for short-term rates, yield on the one-year climbed to 6.07% on April 25.
     Federal Reserve Chairman Alan Greenspan had been trying to talk financial markets into slowing down - a practice known as "jawboning" - since last fall. He repeatedly warned investors that, in his opinion, financial assets were overvalued. He also provided ample warning a rate hike was coming the week before he took action. Longer-term interest rates had already moved up in anticipation of an increase. As a result, our funds were well-prepared. The Federal Reserve's warning, plus our commitment to flexibility, allowed us to respond quickly to the new environment.
     In my view, financial markets had become a bit frothy, and Greenspan's action was timely. However, consumer spending, which is the economy's most powerful growth engine, is likely to push gross domestic product higher still, due to the historically unparalleled availability of consumer credit. In the current, free-wheeling environment, consumers are less price-sensitive and consider only whether they can afford a monthly payment. We see this in credit-card debt, consumer loans, and even in college tuition. Therefore, I expect more Fed raises ahead. And the increases may be larger and carry farther than most market participants expect.

Janus Money Market Fund
     For much of the six months, assets remained primarily in very short obligations, with only a modest weighting in longer-term debt (6 months to one year). The Fund's weighted average maturity was shortened slightly, in anticipation of the interest rate hike that occurred on March 25. As of April 30, the Fund's weighted average maturity remained at just 43 days.
     Janus Money Market Fund is rated Aa by Moody's Investors Services, Inc. ("Moody's"). Our conservative stance when it comes to credit profiles enabled us to dodge at least one bullet during the period. Our strict discipline of detailed credit analysis and careful evaluation of each company's risk-reward characteristics stood us in good stead once again.
     For the 12 months ended April 30, 1997, Janus Money Market Fund ranked 49 out of 293 funds (top 17%) in the U.S. Money Market category defined by Lipper Analytical Services, Inc. ("Lipper"), a mutual fund rating company.(1)

Janus Government Money Market Fund
     As I have mentioned before, government money market instruments operate in highly efficient markets. It is difficult to get an edge. During the period, our investment strategy was unchanged. We continued to maintain high levels of liquidity and safety by stressing low-risk (from interest rate volatility), short-term paper. And we continued to fight for every basis point (.01%, or one hundredth of one percent) by being opportunistic in longer-term securities.
     All government debt in the Fund is rated AAA, the highest credit quality available. Janus Government Money Market Fund also has a rating of Aaa from Moody's. Moody's analyzes the Fund's credit quality, market price exposure, and management. The portfolio had a weighted average maturity of 31 days on April 30, 1997.
     For the 12 months ended April 30, Janus Government Money Market Fund ranked 22 of 115 funds (top 19%) in the U.S. Government Money Market category defined by Lipper.(1)

Janus Tax-Exempt Money Market Fund
     We have just come through a period when a plethora of investment dollars drove tax-exempt rates down as shareholders built assets in their tax-exempt money market funds. At the same time, there was no change in supply, and so the abundance of demand allowed issuers to offer lower tax-exempt yields. This resulted in a decline in tax-exempt interest rates despite the Federal Reserve's rate increase. April 15 through April 30, however, the opposite effect was being felt as tax-exempt shareholders pulled dollars from their money market funds to pay tax bills.
     Long-term and short-term rates were almost identical for much of the period, so we continued to opt for the greater flexibility of short-term securities. The Fund's weighted average maturity was 26 days as of April 30, 1997.
     For the 12 months ended April 30, Janus Tax-Exempt Money Market Fund ranked 15 of 136 funds (top 11%) in the U.S. Tax-Exempt Money Market category defined by Lipper Analytical Services, a mutual fund rating company.(1)
     Thank you for your investment in Janus money market funds.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines a U.S. Money Market Fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." Lipper defines a U.S. Government Money Market Fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." Lipper defines a Tax-Exempt Money Market Fund as one that "invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." Past performance is no guarantee of future results. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 16

               JANUS MONEY MARKET FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 17.0%
   $7,700,000    Alabama State Industrial
                   Development Authority 5.5101%, 5/16/97+            $7,700,000
   50,000,000    American Honda Finance Corp.
                   5.6806%, 6/23/97                                   50,000,000
    7,500,000    Associates Corp. of North America 8.125%,
                   senior notes, 1/15/98                               7,616,984
   11,000,000    Casio Phonemaker, Inc.
                   5.65%, 5/7/97                                      10,989,642
   14,144,000    Cogentrix of Richmond, Inc.
                   5.65%, 5/16/97                                     14,110,703
   13,500,000    Epson America, Inc.
                   5.80%, 5/14/97                                     13,471,725
                 General Motors Acceptance Corp.:
   50,000,000      5.82%, 10/22/97                                    48,593,500
   11,000,000      5.8125%, 2/2/98                                    11,019,557
                 Hanover Direct, Inc.:
    7,600,000      Series A, 5.5101%, 5/16/97+                         7,600,000
    6,500,000      Series B, 5.5101%, 5/16/97+                         6,500,000
                 Heller International Corp.:
   35,000,000      5.75%, 5/5/97                                      34,977,639
   15,000,000      5.66%, 5/12/97                                     14,974,058
   10,000,000      5.67%, 5/20/97                                      9,970,075
   15,000,000      5.67%, 5/23/97                                     14,948,025
                 IBM Credit Corp.
   25,000,000      5.80%, 10/7/97                                     24,999,671
   18,500,000    Los Angeles County California Metropolitan
                   Transit Authority, Series A,
                   5.91%, 6/24/97+                                    18,500,000
   15,000,000    Nichimen America, Inc.
                   5.55%, 6/11/97                                     14,905,187
   50,000,000    Sanwa Business Credit 5.51%, 5/19/97                 50,000,247
                 Sumitomo Bank of New York:
   15,000,000      5.66%, 5/15/97                                     14,966,983
   50,000,000      5.70%, 5/19/97                                     49,857,500
   35,000,000      5.65%, 5/20/97                                     34,895,632
   10,000,000      5.68%, 5/20/97                                      9,970,022
   20,000,000      5.67%, 5/21/97                                     19,937,000
   12,000,000      5.66%, 5/22/97                                     11,960,380
                 Tsumura International, Inc.
   20,000,000      5.65%, 5/21/97                                     19,937,222
                 75th State Street
   39,915,000      5.65%, 5/16/97                                     39,821,033
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $562,222,785)       562,222,785
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 33.9%
                 American Honda Finance Corp.:
   30,000,000      5.5625%, 8/1/97                                    29,998,252
   25,000,000      5.8225%, 4/6/98                                    24,995,507
   11,000,000    APTC Plastics, Inc., 5.70%, 4/1/17                   11,000,000
   40,000,000    Bank of America, N.A.,
                   5.65%, 4/16/98                                     39,973,151
                 Bankers Trust Co.:
   50,000,000      5.65%, 10/16/97                                    49,988,875
   60,000,000      5.70%, 11/7/97                                     59,998,742
   25,000,000      5.70%, 4/3/98                                      24,995,233
   10,385,000    Bannockburn Associates L.L.C.,
                   5.90%, 4/1/27                                      10,385,000
    4,100,000    Bayliss Group Partnership,
                   5.70%, 1/1/10                                       4,100,000
   50,000,000    Boatmens Credit Card Bank of New Mexico,
                   5.6675%, 8/8/97                                    49,997,287
   48,000,000    Comerica Bank of Detroit
                   5.67%, senior notes, 4/6/98                        47,977,883
   15,560,000    Community Health System, Inc., Series A,
                   5.75%, 10/1/03                                     15,560,000
   35,510,000    Crouse Health Hospital, Inc.,
                   5.75%, 7/1/17                                      35,510,000
   25,000,000    Crozer - Keystone Health Systems,
                   5.75%, 12/15/21                                    25,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - (continued)
  $13,000,000    Downtown Marietta Georgia, Development
                   Authority Marietta Conference Center
                   Revenue, Series A, 5.68%, 7/1/21                 $ 13,000,000
   50,000,000    FCC National Bank of Wilmington, Delaware,
                   5.62%, 2/20/98                                     49,968,940
   14,500,000    Fontana, California Property Acquisition
                   Program, 5.90%, 10/1/20                            14,500,000
                 General American Life Insurance Co.:
   80,000,000      5.76%, 8/13/97                                     80,000,000
   50,000,000      5.81%, 2/20/98                                     50,000,000
   15,000,000    General Electric Capital Corp.
                   5.83%, 7/7/97                                      15,003,133
   10,745,000    General Motors Acceptance Corp.,
                   5.8515%, 4/17/98                                   10,745,000
   12,700,000    Genesys Michigan Health System, Inc.,
                   Series A, 5.70%, 4/1/20                            12,700,000
    9,300,000    H/M Partners, L.L.C.,
                   5.80%, 10/1/20                                      9,300,000
   10,000,000    Illinois Student Assistance Commission,
                   Student Loan Revenue, Series B,
                   5.69%, 9/1/31                                      10,000,000
   12,900,000    Jackson County, Alabama Industrial
                   Development, (Beaulieu America Project),
                   5.84%, 7/1/10                                      12,900,000
   22,800,000    KBL Capital Fund, Loan Program Notes,
                   5.75% 5/1/27                                       22,800,000
    4,000,000    Liliha Partners, L.P. of California,
                   6.00%, 8/1/24                                       4,000,000
                 MBNA America Bank:
   50,000,000      5.6875%, 7/3/97                                    50,000,000
   40,000,000      5.6875%, 9/12/97                                   40,000,000
                 Merrill Lynch Medium Term Notes,
   50,000,000      5.72%, 4/17/98                                     50,000,000
   25,000,000    New Jersey Economic
                   Development Authority Revenue,
                   Series A, 5.688%, 10/1/21+                         25,000,000
   40,000,000    PNC Bank, N.A. of Pittsburgh, Pennsylvania,
                   5.5875%, 7/1/97                                    39,993,409
   13,800,000    Pasadena California COPS, (Los Robles Avenue
                   Parking Facility Project), 5.75%, 11/1/12          13,800,000
   25,000,000    Rehau, Inc.,
                   5.84%, 10/1/19                                     25,000,000
   15,530,000    Rockland Financial Ltd.,
                   5.85%, 12/1/26                                     15,530,000
                 SMM Trust:
   42,000,000      Series 1996-L, 5.7375%, 6/17/97+                   42,000,000
   25,000,000      Series 1996-U, 5.7375%, 6/20/97+                   25,000,000
    3,090,000    St. Francis, Hawaii Healthcare Foundation
                   Revenue, 6.00%, 8/1/12                              3,090,000
    7,400,000    San Bernardino County, California,
                   (Capital Improvement Refining Project),
                   5.90%, 11/1/25                                      7,400,000
    9,365,000    San Jose, California Financing Authority,
                   (Hayes Mansion Revenue Project),
                   Series A, 5.75%, 12/1/25                            9,365,000
   25,000,000    Southtrust Bank of North Carolina,
                   Medium Term Senior Notes,
                   5.6875%, 10/16/97                                  25,000,000
    7,955,000    Tyler, Texas Health Facilities
                   Development Corp.,
                   (East Texas Medical Center), 6.00%, 11/1/25         7,955,000
    5,245,000    Union City, Tennessee Industrial Development
                   Board, (Cobank Limited, L.L.C., Project),
                   5.85%, 1/1/25                                       5,245,000
    5,000,000    Venturecor, Inc., Healthcare Revenue,
                   5.90%, 5/15/35                                      5,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes
  (amortized cost $1,123,775,412)                                  1,123,775,412
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 17

               JANUS MONEY MARKET FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Certificates of Deposit - 20.2%
 $ 50,000,000    Bank of Tokyo 5.60%, 6/10/97                       $ 50,000,000
   15,000,000    Bankers Trust Co. 5.65%, 9/26/97                     14,996,599
   48,500,000    Banque Nationale de Paris 5.76%, 2/27/98             48,484,629
   25,000,000    Caisse Nationale de Credit Agricole
                   of Chicago, Illinois 5.89%, 2/4/98                 25,000,000
   25,000,000    Canadian Imperial Bank, 5.97%, 3/19/98               24,993,604
                 Fuji Bank, Ltd., New York:
   50,000,000      5.84%, 5/2/97                                      50,000,146
   50,000,000      5.66%, 5/14/97                                     50,000,000
   45,000,000      5.69%, 5/22/97                                     45,000,522
                 Industrial Bank of Japan:
   50,000,000      5.68%, 5/19/97                                     50,000,000
   50,000,000      5.50%, 6/27/97                                     50,000,000
   25,000,000    Midland Bank PLC 5.90%, 11/7/97                      25,000,000
   50,000,000    Norinchunkin Bank Ltd. 5.58%, 6/3/97                 50,000,000
   50,000,000    Sanwa Bank 5.54%, 6/30/97                            50,000,818
                 Societe Generale:
   10,000,000      5.85%, 10/1/97                                     10,006,300
   50,000,000      5.82%, 1/7/98                                      50,000,000
   25,000,000      5.79%, 1/13/98                                     24,985,234
   50,000,000      5.85%, 3/3/98                                      49,983,958
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $668,451,810)                    668,451,810
--------------------------------------------------------------------------------
Promissory Notes - 7.6%
  150,000,000    Goldman Sachs Group, L.P. 5.8359%, 7/21/97          150,000,000
  100,000,000    Morgan Stanley Group, Inc. 5.85%, 12/26/97          100,000,000
--------------------------------------------------------------------------------
Total Promissory Notes (cost $250,000,000)                           250,000,000
--------------------------------------------------------------------------------
Put Bonds - 2.0%
   18,900,000    Bedford County Virginia, Industrial
                   Development Authority, Series 1995D,
                   5.74%, 5/14/97                                     18,900,000
                 Northglenn Colorado Urban Renewal
                   Authority, (Northglenn Mall Project):
    8,700,000        Series A-2, 5.95%, 12/1/13                        8,700,000
    5,700,000        Series B, 5.95%, 12/1/16                          5,700,000
                 Richmond County, Georgia,
                   (Monsanto Co. Project),
   15,200,000        6.01%, 6/1/20                                    15,200,000
   17,800,000    St. Joseph Health Systems of California,
                   Series A, 6.09%, 7/1/11+                           17,800,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $66,300,000)                                    66,300,000
--------------------------------------------------------------------------------
Bank Notes - 1.8%
   20,000,000    FCC National Bank of Wilmington, Delaware
                   5.73%, 8/21/97                                     19,982,227
   38,000,000    MBNA American Bank,
                   N.A. of Newark, Delaware,
                   5.6875%, 6/13/97                                   38,000,000
--------------------------------------------------------------------------------
Total Bank Notes (amortized cost $57,982,227)                         57,982,227
--------------------------------------------------------------------------------
Medium-Term Notes - 0.2%
    7,155,000    Household Finance Corp., 7.91%,
                   medium term notes, 2/6/98
                   (cost $7,264,481)                                   7,264,481
--------------------------------------------------------------------------------
Time Deposit - 5.1%
  170,000,000    Banque Paribas
                   5.6875%, 5/1/97 (cost $170,000,000)               170,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 12.1%
 $101,700,000    NationsBank,
                   5.6875%, dated 4/30/97, maturing 5/1/97,
                   to be repurchased at $101,716,067,
                   collateralized by $1,750,000 in Treasury
                   Bills, 7/3/97; $12,182,294 in Tryon
                   Mortgage Funding, Inc. 7.50%, 3/20/23
                   and 12/20/25; $100,000 in Student Loan
                   Marketing Association Notes 9.15%,
                   12/1/06; $68,360,000 in Residential Funding
                   Mortgage 6.50% - 7.75%, 12/25/08 -
                   2/25/27; $6,273,188 in Prudential Home
                   Mortgage 5/25/09; $5,615,872 in Mid-State
                   7.625%, 4/1/22; $4,000,000 in GE Capital
                   Mortgage Services, Inc. 6.50%, 3/25/24;
                   $4,015,000 in Fannie Mae Notes 5.19% -
                   8.70%, 6/27/97 - 3/13/06; $1,320,000
                   in Federal Home Loan Mortgage Corp.
                   4.95% - 7.405%, 9/3/97 - 5/6/06;
                   $3,635,000 in Federal Home Loan
                   Banks 5.265% - 8.70%, 5/28/97 - 4/23/12;
                   $719,000 in Federal Farm Credit Bank
                   Notes 5.34% - 9.20%, 6/3/97 - 1/3/06;
                   $4,984,000 in CMC Securities Corp. 6.00%,
                   2/25/09 with respective values of
                   $1,734,429, $12,148,263, $65,244,473,
                   $3,839,537, $2,603,062, $3,676,144,
                   $4,041,486, $1,291,658, $3,697,204,
                   $740,060, $4,599,300                             $101,700,000
   300,000,000   Lehman Brothers, Inc.,
                   5.68%, dated 4/30/97, maturing 5/1/97,
                   to be repurchased at $300,047,333,
                   collateralized by $20,000,000 in American
                   Brands, Inc., 5/8/97; $17,377,000 in Avery
                   Dennison Corp., 5/5/97; $24,200,000 in
                   Bemis Company, Inc., 5/5/97 and 5/28/97;
                   $30,400,000 in Certain Funding Corp., 8/1/97;
                   $18,600,000 in CSW Credit, Inc., 6/6/97;
                   $5,100,000 in Dillard Investment Co.,
                   5/5/97; $26,800,000 in The Dun and
                   Bradstreet Corp., 6/10/97; $30,000,000 in
                   Henkel Corp., 10/20/97; $11,640,000 in
                   McKenna Triangle National Corp., 5/5/97;
                   $20,021,000 in Monte Rosa Capital Corp.,
                   5/23/97; $18,449,000 in Peacock Funding
                   Corp., 5/28/97; $19,239,000 in Repsol
                   International, 5/23/97; $30,000,000 in
                   RTZ America, Inc., 8/4/97; $16,000,000 in
                   Sigma Finance, Inc., 7/25/97; $10,000,000
                   in Tulip Funding Corp., 6/4/97; $11,849,000
                   in Windmill Funding Corp., 5/20/97 with
                   respective values of $19,981,567,
                   $17,369,050, $24,146,122, $29,961,987,
                   $18,498,372, $5,097,663, $26,637,413,
                   $29,180,625, $11,634,714, $19,955,598,
                   $18,374,517, $19,177,387, $29,555,850,
                   $15,786,453, $9,948,208, $11,816,119              300,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $401,700,000)                      401,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,307,696,715) - 99.9%              3,307,696,715
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%          4,219,665
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $3,311,916,380
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 18

          JANUS GOVERNMENT MONEY MARKET FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency Discount Notes - 23.4%
                 Fannie Mae
  $ 5,000,000      5.53%, 8/4/97                                     $ 4,927,035
                 Federal Farm Credit Bank:
    2,000,000      5.60%, 6/13/97                                      1,999,886
    5,000,000      5.55%, 2/20/98                                      4,997,271
                 Federal Home Loan Bank System:
    2,265,000      5.30%, 6/24/97                                      2,246,993
    1,350,000      5.27%, 7/24/97                                      1,333,400
      575,000      5.27%, 9/24/97                                        562,711
      565,000      5.27%, 10/6/97                                        551,932
      720,000      5.27%, 10/10/97                                       702,925
    5,585,000      5.265%, 11/24/97                                    5,415,921
    3,000,000      5.38%, 12/15/97                                     2,897,780
    5,000,000      5.50%, 2/13/98                                      4,780,000
   10,000,000      5.409%, 3/4/98                                      9,998,910
                 Federal Home Loan Mortgage Corp.
    5,000,000      5.285%, 5/30/97                                     4,978,713
--------------------------------------------------------------------------------
Total U.S. Government Agency Discount Notes
  (amortized cost $45,393,477)                                        45,393,477
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 24.5%
                 Fannie Mae:
    5,000,000      5.3825%, 9/9/97                                     4,998,600
    5,000,000      5.5275%, 2/13/98                                    4,997,712
                 Federal Farm Credit Bank:
    5,000,000      5.57%, 8/20/97                                      4,999,265
    3,000,000      5.50%, 11/14/97                                     2,997,964
                 Federal Home Loan Bank System:
    5,000,000      5.71%, 7/10/97                                      5,000,705
    3,000,000      5.68%, 9/2/97                                       2,996,927
    5,000,000      5.508%, 9/24/97                                     4,998,420
    5,000,000      5.523%, 12/26/97                                    4,997,446
      750,000      6.00%, 6/29/98                                        752,981
                 Student Loan Marketing Association:
    5,750,000      5.71%, 10/30/97                                     5,751,752
    5,000,000      5.53%, 11/24/97                                     4,997,983
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
 (amortized cost $47,489,755)                                         47,489,755
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.1%
                 Kirksville College of Osteopathic Medicine:
    3,533,000      5.30%, 6/12/97                                      3,511,154
    4,564,000      5.55%, 6/25/97                                      4,525,301
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $8,036,455)           8,036,455
--------------------------------------------------------------------------------
Repurchase Agreements - 48.0%
  $49,000,000    CS First Boston Repurchase Agreement 5.58%,
                   dated 4/30/97, maturing 5/1/97, to be
                   repurchased at $49,007,595, collateralized
                   by $58,642,000 in Federal Home Loan
                   Mortgage Corp. Floating Rate Bonds 6.08%
                   and 6.80%, 5/15/23 and 12/15/18; Fannie
                   Mae Support Bond 6.00% 6/25/09 with
                   respective values of $26,891,001,
                   $5,519,136 and $18,847,209                        $49,000,000
   44,300,000    HSBC Repurchase Agreement 5.55%,
                   dated 4/30/97, maturing 5/1/97, to be
                   repurchased at $44,306,830, collateralized
                   by $25,075,000 in Federal Home Loan Bank
                   Bonds 5.01% - 6.91%, 1/16/98 - 2/6/03
                   with a value of $25,390,820; $80,000 in
                   FICO Strips Zero Coupon 10/6/98 with
                   value of $73,186; $11,315,000 in Fannie
                   Mae Bonds .375% - 7.75%, 9/11/97 -
                   3/27/07 with a value of $11,355,954;
                   $8,300,000 in Federal Home Loan Mortgage
                   Corp. Bonds 6.06% - 7.256%, 1/14/00 -
                   4/1/02 with a value of $8,369,745                  44,300,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $93,300,000)                        93,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $194,219,687) - 100%                   194,219,687
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0%)           (45,258)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $194,174,429
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 19

          JANUS TAX-EXEMPT MONEY MARKET FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Variable Rate Demand Notes - 78.1%
--------------------------------------------------------------------------------
Alabama - 1.0%
   $  800,000    Athens Industrial Development Board Revenue,
                   (Coilplus Income Project), 4.70%, 9/1/99           $  800,000
--------------------------------------------------------------------------------
California - 5.2%
    2,400,000    California Statewide Communities, (Whispering
                   Winds Apartments), Series D, 4.65%, 12/1/22         2,400,000
    1,600,000    Carlsbad Housing and Redevelopment
                   Community, (Seascape Village Project),
                   4.75%, 12/1/05                                      1,600,000
--------------------------------------------------------------------------------
                                                                       4,000,000
--------------------------------------------------------------------------------
Colorado - 11.5%
    3,890,000    Denver City and County Multi-Family Housing
                   Revenue, (Ogden Residences Project),
                   4.55%, 12/1/09                                      3,890,000
      430,000    Colorado Health Facility Authority Revenue,
                   (Valley View Hospital Association Project),
                   5.20%, 10/1/12                                        430,000
    3,300,000    Denver City and County Airport Revenue,
                   Series B, 4.75%, 12/1/25                            3,300,000
    1,250,000    Englewood Industrial Development Revenue,
                   (Swedish Mobility Limited Project),
                   4.65%, 12/1/10                                      1,250,000
--------------------------------------------------------------------------------
                                                                       8,870,000
--------------------------------------------------------------------------------
Delaware - 0.4%
      300,000    Wilmington Hospital Revenue,
                   (Dates - Franciscan Health System),
                   Series A, 4.50%, 7/1/11                               300,000
--------------------------------------------------------------------------------
Florida - 4.1%
    3,200,000    Dade County, Apartment Revenue, Series A,
                   4.80%, 10/1/09                                      3,200,000
--------------------------------------------------------------------------------
Georgia - 2.6%
    2,000,000    Columbus Development Authority Industrial
                   Revenue, (Worthington Cylinder Project),
                   4.75%, 1/1/11                                       2,000,000
--------------------------------------------------------------------------------
Hawaii - 4.6%
                 Hawaii State Housing Finance and Development
                   Corp. Revenue, (Rental Housing System):
      600,000      Series A, 4.65% 7/1/25                                600,000
    3,000,000      Series B, 4.65% 7/1/25                              3,000,000
--------------------------------------------------------------------------------
                                                                       3,600,000
--------------------------------------------------------------------------------
Illinois - 3.1%
      649,070    Village of Franklin Park, (AM Castle and
                   Company Project), 4.80%, 6/1/17                       649,070
      187,500    Village of Rosemont, (AM Castle and Company
                   Project), 4.80%, 6/1/17                               187,500
    1,600,000    Wood Dale Industrial Development Revenue,
                   (Nippon Express, Inc. Project), 4.70%, 6/1/00       1,600,000
--------------------------------------------------------------------------------
                                                                       2,436,570
--------------------------------------------------------------------------------
Kansas - 4.1%
      900,000    Wichita, Kansas XXV Revenue, (CSJ Health
                   Systems Project), 4.70%, 10/1/02                      900,000
    2,245,000    Shawnee Industrial Development Revenue,
                   (Shawnee Village Association Project),
                   4.75%, 12/1/09                                      2,245,000
--------------------------------------------------------------------------------
                                                                       3,145,000
--------------------------------------------------------------------------------
Kentucky - 1.3%
    1,000,000    Mayfield Multi-City Lease Revenue, (League of
                    Cities Funding Transportation Project),
                    4.65%, 7/1/26                                      1,000,000
--------------------------------------------------------------------------------
Louisiana - 3.6%
 $  1,400,000    Louisiana Public Facilities Authorization
                   Revenue Industrial Development,
                   (Gulf Breeze Project), 4.70%, 12/1/14            $  1,400,000
    1,385,000    Sulphur Industrial Development Revenue,
                   (La Quinta Inns Project), 4.75%, 12/1/04            1,385,000
--------------------------------------------------------------------------------
                                                                       2,785,000
--------------------------------------------------------------------------------
Maryland - 2.6%
      300,000    Frederick General Obligation, 4.15%, 8/1/11             300,000
      1,715,000    Baltimore Industrial Development Board
                   Revenue, (Garamond/Pridemark Press
                   Project), 4.60%, 12/1/16                            1,715,000
--------------------------------------------------------------------------------
                                                                       2,015,000
--------------------------------------------------------------------------------
Minnesota - 4.9%
    2,600,000    Golden Valley Industrial Development Revenue,
                   (Unicare Homes, Inc., Project), 4.80%, 9/1/14       2,600,000
    1,200,000    Robbinsdale Industrial Development Revenue,
                   (Unicare Homes, Inc., Project),
                   4.80%, 10/1/14                                      1,200,000
--------------------------------------------------------------------------------
                                                                       3,800,000
--------------------------------------------------------------------------------
Missouri - 2.0%
      973,000    Kansas City Industrial Development Authority,
                   (AM Castle and Company Project),
                   4.80%, 6/1/10                                         973,000
      600,000    West Plains Industrial Revenue Authority,
                   (West Plains Manor Project), 3.80%, 11/1/10           600,000
--------------------------------------------------------------------------------
                                                                       1,573,000
--------------------------------------------------------------------------------
New York - 1.2%
      900,000    Ontario County Industrial Development
                   Authority, (Eastman Kodak V Association
                   Project), 4.55%, 8/1/15                               900,000
--------------------------------------------------------------------------------
Ohio - 5.7%
    3,800,000    Cuyahogo County Hospital District Revenue,
                   (Cleveland University Hospital Improvement
                   Project), 4.55%, 1/1/16                             3,800,000
      590,000    Ohio Industrial Development Revenue,
                   (AM Castle and Company Project),
                   4.80%, 12/1/06                                        590,000
--------------------------------------------------------------------------------
                                                                       4,390,000
--------------------------------------------------------------------------------
Oklahoma - 5.3%
    1,200,000    Claremore Redevelopment Authority Industrial
                   Development Revenue, (Worthington Cylinder
                   Corp. Project), 4.75%, 1/1/11                       1,200,000
    2,900,000    Tulsa Home Finance Authority, (Greenbriar
                   Project), Series B, 4.90%, 3/15/05                  2,900,000
--------------------------------------------------------------------------------
                                                                       4,100,000
--------------------------------------------------------------------------------
Pennsylvania - 7.4%
    1,000,000    Clarion County Industrial Development Authority,
                   (Meritcare Specialized Development Revenue
                   Project), Series A , 4.75%, 12/1/12                 1,000,000
    2,000,000    Northeastern Hospital and Education Authority
                   Revenue, (Allhealth Pooled Financing
                   Program), 4.60%, 7/1/26                             2,000,000
    1,450,000    Philadelphia Authority for Industrial
                   Development Multifamily Revenue, (Harbor
                   View Towers), 4.75%, 11/1/27                        1,450,000
    1,300,000    Venango Industrial Development Authority,
                   (Pennzoil Company Project),
                   Series A, 4.80%, 12/1/12                            1,300,000
--------------------------------------------------------------------------------
                                                                       5,750,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 20

         JANUS TAX-EXEMPT MONEY MARKET FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
South Carolina - 2.3%
   $1,750,000    Lexington County, (Charter Rivers Hospital),
                   4.70%, 6/1/07                                    $  1,750,000
--------------------------------------------------------------------------------
Tennessee - 0.3%
      200,000    Hamilton County Industrial Development
                   Revenue, (Komatsu America Manufacturing
                   Project), 4.70%, 11/1/05                              200,000
--------------------------------------------------------------------------------
Texas - 1.2%
      200,000    Metropolitan Higher Education Authority
                   Revenue, (University of Dallas Project),
                   Series B, 4.75%, 12/1/04                              200,000
      700,000    Brazos Harbor Industrial Development
                   Revenue Board 1991, (Marine Terminal
                   Monsato Project), 4.65%, 2/1/04                       700,000
--------------------------------------------------------------------------------
                                                                         900,000
--------------------------------------------------------------------------------
Washington - 3.7%
                 Washington State Housing Finance Community
                   Nonprofit Housing Revenue,
                   (YMCA of Greater Seattle),
      550,000        4.60%, 1/1/27                                       550,000
    2,325,000        4.45%, 7/1/11                                     2,325,000
--------------------------------------------------------------------------------
                                                                       2,875,000
--------------------------------------------------------------------------------
Total Variable Rate Notes (amortized cost $60,389,570)                60,389,570
--------------------------------------------------------------------------------
Bond Anticipation Notes - 3.9%
    1,000,000    New Bedford, Massachusetts Bond Anticipation
                   Notes, 4.25%, 10/10/97                              1,001,491
                 Springfield, Massachusetts Bond
                   Anticipation Notes:
    1,000,000      4.50%, 6/27/97                                      1,000,750
    1,000,000      4.50%, 7/11/97                                      1,000,934
--------------------------------------------------------------------------------
Total Bond Anticipation Notes (amortized cost $3,003,175)              3,003,175
--------------------------------------------------------------------------------
General Obligation Notes - 2.6%
    1,000,000    Conyers - Rickdale - Big Haynes, Georgia
                   Impoundment Authority Revenue,
                   3.75%, 12/31/97                                     1,000,453
    1,000,000    Haverhill, Massachusetts,
                   4.50% Bond Anticipation Note, 8/1/97                1,001,606
--------------------------------------------------------------------------------
Total General Obligation Notes (amortized cost $2,002,059)             2,002,059
--------------------------------------------------------------------------------
Put Bonds - 6.4%
    1,000,000    Dove Valley, Colorado Metropolitan District,
                   Arapahoe County, Series B, 3.90%, 11/1/25           1,000,000
    2,000,000    Tyler, Texas Health Facilities Development
                   Revenue, (East Texas Regional Health Medical
                   Center), Series C, 3.75%, 11/1/25                   2,000,000
    1,000,000    Interstate South Metropolitan District Colorado,
                   Series B, 3.75%, 11/1/14                            1,000,000
    1,000,000    Lombard, Illinois Multi-Family Housing-RMK-
                   (Clover Creek Apartments Project),
                   3.80%, 12/15/06                                       999,203
--------------------------------------------------------------------------------
Total Put Bonds (amortized cost $4,999,203)                            4,999,203
--------------------------------------------------------------------------------
Tax and Revenue Anticipation Notes - 7.8%
   $1,000,000    Campbell County, Wyoming School District No.1
                   Gillette, Tax Anticipation Warrants,
                   4.50%, 6/30/97                                   $  1,000,791
    2,000,000    New Bedford, Massachusetts Revenue
                   Anticipation Notes, 4.50%, 6/30/97                  2,001,896
    1,000,000    Oxnard, California Unified High School District,
                   Tax and Revenue Anticipation Notes,
                   4.50%, 8/7/97                                       1,001,160
    1,000,000    South Coast, California Local Education Agencies
                   Partnership Pooled Tax and Revenue
                   Anticipation Notes, Series A, 4.75%, 6/30/97        1,001,073
    1,000,000    Texas State Tax and Revenue Anticipation Notes,
                   4.75%, 8/29/97                                      1,002,529
--------------------------------------------------------------------------------
Total Tax and Revenue Anticipation Notes
  (amortized cost $6,007,449)                                          6,007,449
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.7%
      550,000    Maricopa County Arizona School District No. 11,
                   (Peoria University Project), 8.00%, 7/1/97
                   (amortized cost $553,693)                             553,693
--------------------------------------------------------------------------------
Total Investments (total cost $76,955,149) - 99.5%                    76,955,149
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%            389,750
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $77,344,899
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 21

                      STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                                                    Janus          Janus
                                                                        Janus         Janus        Federal       Short-Term
For the six months ended April 30, 1997 (unaudited)                Flexible Income  High-Yield    Tax-Exempt        Bond
(all numbers in thousands)                                              Fund           Fund          Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                            $24,934        $11,654        $1,401         $1,455
  Dividends                                                               770             75            --             11
-----------------------------------------------------------------------------------------------------------------------------
                                                                       25,704         11,729         1,401          1,466
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         1,856            902           145            142
  Transfer agent fees and expenses                                        712            229            68             65
  Registration fees                                                        47             50            18             10
  Postage and mailing expenses                                             38             17            11              9
  Custodian fees                                                           39             25            12             12
  Printing expenses                                                        11              7             3              3
  Audit fees                                                                7              9             5              2
  Trustees' fees and expenses                                               4              1            --             --
  Other expenses                                                           20             23            11             10
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                          2,734          1,263           273            253
-----------------------------------------------------------------------------------------------------------------------------
Expense and fee offsets                                                  (52)           (34)           (4)            (3)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            2,682          1,229           269            250
-----------------------------------------------------------------------------------------------------------------------------
Less: Excess expense reimbursement                                         --           (27)         (111)          (108)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        2,682          1,202           158            142
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  23,022         10,527         1,243          1,324
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions                   4,723          4,693         (505)            515
Net realized gain/(loss) from foreign currency                             26             --            --             --
Net realized gain/(loss) from futures or options contracts              (711)             --         (753)             --
Change in net unrealized appreciation or depreciation of investments (12,061)        (1,882)           989          (366)
-----------------------------------------------------------------------------------------------------------------------------
Net gain/(loss) on investments                                        (8,023)          2,811         (269)            149
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $14,999        $13,338          $974         $1,473
=============================================================================================================================

An Explanation of the Statement of Operations
     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 22

                STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

                                                                                                  Janus          Janus
                                                                     Janus          Janus        Federal       Short-Term
As of April 30, 1997 (unaudited)                                 Flexible Income  High-Yield    Tax-Exempt        Bond
(all numbers in thousands except net asset value per share)           Fund           Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                $623,731       $218,686       $48,852        $45,417
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Investments at value                                               $624,553       $220,368       $48,991        $45,330
Cash                                                                    161             20            37             91
Receivables:
  Investments sold                                                    3,875          7,512           969          1,801
  Fund shares sold                                                    1,701          7,708            22            105
  Interest                                                           11,227          5,148           997            698
Other assets                                                              3              1            24              1
---------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                    641,520        240,757        51,040         48,026
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investments purchased                                               6,860         16,997            34          1,795
  Fund shares repurchased                                               973            632            60             94
  Dividends                                                             554            152            --             10
  Advisory fee                                                          306            131            25              7
  Transfer agent fee                                                    154             32            13             14
Accrued expenses                                                         44             44            43             19
Variation margin-- futures contracts                                    382             --            27             --
---------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                 9,273         17,988           202          1,939
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $632,247       $222,769       $50,838        $46,087
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)  66,474         19,961         7,376         16,027
===========================================================================================================================
Net Asset Value Per Share                                             $9.51         $11.16         $6.89          $2.88
===========================================================================================================================

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the fiscal period.
     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared on stocks owned but not yet received, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 23

                STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

For the six months ended April 30, 1997
(unaudited) and the fiscal year or period                Janus                 Janus                Janus                Janus
ended October 31, 1996                               Flexible Income        High-Yield        Federal Tax-Exempt    Short-Term Bond
(all numbers in thousands)                                Fund                  Fund                 Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997       1996       1997      1996(1)    1997      1996       1997      1996
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                             $23,022    $45,864    $10,527    $6,672     $1,243    $1,883     $1,324    $2,353
Net realized gain/(loss) from
  investment transactions                           4,038     12,178      4,693     2,395    (1,258)       260        515       138
Change in unrealized net appreciation or
  depreciation of investments                    (12,061)    (7,554)    (1,882)     3,565        989     (110)      (366)       118
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                        14,999     50,488     13,338    12,632        974     2,033      1,473     2,609
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
Net investment income*                           (23,022)   (45,865)   (10,527)   (6,672)    (1,237)   (1,884)    (1,324)   (2,352)
Net realized gain from investment transactions    (1,193)         --    (2,396)        --         --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends and distributions    (24,215)   (45,865)   (12,923)   (6,672)    (1,237)   (1,884)    (1,324)   (2,352)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                       155,969    313,773    206,966   272,508     15,715    26,324     26,013    27,920
Reinvested dividends and distributions             20,436     38,575     11,588     5,896      1,028     1,553      1,222     2,169
Shares repurchased                              (138,597)  (333,675)  (207,133)  (73,431)   (10,500)  (15,761)   (22,081)  (37,679)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
  capital share transactions                       37,808     18,673     11,421   204,973      6,243    12,116      5,154   (7,590)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets              28,592     23,296     11,836   210,933      5,980    12,265      5,303   (7,333)
Net Assets:
Beginning of period                               603,655    580,359    210,933        --     44,858    32,593     40,784    48,117
------------------------------------------------------------------------------------------------------------------------------------
End of Period                                    $632,247   $603,655   $222,769  $210,933    $50,838   $44,858    $46,087   $40,784
====================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)*         $626,884   $589,076   $216,393  $204,973    $52,293   $46,050    $48,892   $43,738
Undistributed net investment income*                  394        394         --        --          6        --          2         2
Undistributed net realized gain/(loss)
  from investments*                                 4,480      1,635      4,693     2,395    (2,906)   (1,648)    (2,721)   (3,236)
Unrealized appreciation/(depreciation)
  of investments                                      489     12,550      1,683     3,565      1,445       456       (86)       280
------------------------------------------------------------------------------------------------------------------------------------
                                                 $632,247   $603,655   $222,769  $210,933    $50,838   $44,858    $46,087   $40,784
====================================================================================================================================
Transactions in Fund Shares:
Shares sold                                        16,156     32,701     18,360    25,145      2,259     3,784      9,029     9,842
Reinvested distributions                            2,116      4,031      1,029       538        148       223        424       764
------------------------------------------------------------------------------------------------------------------------------------
Total                                              18,272     36,732     19,389    25,683      2,407     4,007      9,453    10,606
Shares repurchased                               (14,378)   (34,947)   (18,393)   (6,718)    (1,512)   (2,263)    (7,665)  (13,292)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                             3,894      1,785        996    18,965        895     1,744      1,788   (2,686)
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period             62,580     60,795     18,965        --      6,481     4,737     14,239    16,925
Shares outstanding end of period                   66,474     62,580     19,961    18,965      7,376     6,481     16,027    14,239
====================================================================================================================================
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                          $431,565 $1,062,764   $385,006  $431,286    $68,110   $87,631    $40,757  $118,608
Proceeds from Sales of Securities                 436,180  1,075,417    414,717   239,819     60,404    79,890     36,745   127,584
Purchases of Long-Term
  U.S. Government Obligations                     123,987    147,498      7,803     1,115         --        --      5,162    54,851
Proceeds from Sales of Long-Term
  U.S. Government Obligations                      91,432    155,967      2,884     1,141         --        --      4,272    60,549
====================================================================================================================================

(1) Fiscal period December 29, 1995 (inception) to October 31, 1996 *See Note 3 in Notes to Financial Statements

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gain distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.
     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 24

                        FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the six months
ended April 30, 1997 (unaudited)                                            Janus Flexible Income Fund
and the fiscal year or period ended October 31            1997        1996       1995        1994        1993    1992(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.65       $9.55      $8.96      $10.03       $9.26      $9.09
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      .36         .73        .72         .74         .77        .68
Net gains or (losses) on securities
  (both realized and unrealized)                         (.12)         .10        .59       (.86)         .79        .15
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .24         .83       1.31       (.12)        1.56        .83
---------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                   (.36)       (.73)      (.72)       (.72)       (.77)      (.66)
Distributions (from capital gains)                       (.02)          --         --       (.23)       (.02)         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.38)       (.73)      (.72)       (.95)       (.79)      (.66)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.51       $9.65      $9.55       $8.96      $10.03      $9.26
===========================================================================================================================
Total return*                                            2.43%       9.01%     15.35%     (1.26%)      17.48%      9.43%
===========================================================================================================================
Net assets, end of period (in thousands)              $632,247    $603,655   $580,359    $377,345    $473,116   $205,371
Average net assets for the period (in thousands)      $625,784    $603,694   $450,001    $428,962    $337,568   $143,766
Ratio of gross expenses to average net assets**          0.88%       0.88%      0.96%          NA          NA         NA
Ratio of net expenses to average net assets**            0.86%       0.87%      0.96%       0.93%   1.00% (4)   1.00%(4)
Ratio of net investment income to average net assets**   7.42%       7.60%      7.91%       7.75%       7.96%      8.98%
Portfolio turnover rate**                                 191%        214%       250%        137%        201%       210%
---------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six months
ended April 30, 1997 (unaudited)                                         Janus Federal Tax-Exempt Fund
and the fiscal year or period ended October 31            1997        1996       1995        1994    1993 (2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $6.92       $6.88      $6.45       $7.30       $7.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      .18         .36        .36         .36         .14
Net gains or (losses) on securities
  (both realized and unrealized)                         (.03)         .04        .43       (.83)         .30
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .15         .40        .79       (.47)         .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                   (.18)       (.36)      (.36)       (.36)       (.14)
Distributions (from capital gains)                          --          --         --       (.02)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.18)       (.36)      (.36)       (.38)       (.14)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $6.89       $6.92      $6.88       $6.45       $7.30
===========================================================================================================================
Total return*                                            2.10%       5.94%     12.60%     (6.62%)       6.33%
===========================================================================================================================
Net assets, end of period (in thousands)               $50,838     $44,858    $32,593     $26,464     $27,331
Average net assets for the period (in thousands)       $48,825     $36,312    $29,318     $28,384     $16,038
Ratio of gross expenses to average net assets**       0.67%(5)    0.68%(5)   0.70%(5)          NA          NA
Ratio of net expenses to average net assets**            0.65%       0.65%      0.65%    0.65%(5)    0.75%(5)
Ratio of net investment income to average net assets**   5.14%       5.18%      5.43%       5.20%       4.58%
Portfolio turnover rate**                                 256%        225%       164%        160%        124%
---------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six months
ended April 30, 1997 (unaudited)                      Janus High-Yield Fund
and the fiscal year or period ended October 31            1997     1996(3)
--------------------------------------------------------------------------------
Net asset value, beginning of period                    $11.12      $10.00
--------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      .49         .80
Net gains or (losses) on securities
  (both realized and unrealized)                           .15        1.12
--------------------------------------------------------------------------------
Total from investment operations                           .64        1.92
--------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                   (.49)       (.80)
Distributions (from capital gains)                       (.11)          --
--------------------------------------------------------------------------------
Total distributions                                      (.60)       (.80)
--------------------------------------------------------------------------------
Net asset value, end of period                          $11.16      $11.12
================================================================================
Total return*                                            5.88%      19.71%
================================================================================
Net assets, end of period (in thousands)              $222,769    $210,933
Average net assets for the period (in thousands)      $242,420     $88,126
Ratio of gross expenses to average net assets**       1.03%(6)    1.01%(6)
Ratio of net expenses to average net assets**            1.00%       1.00%
Ratio of net investment income to average net assets**   8.76%       9.00%
Portfolio turnover rate**                                 376%        324%
--------------------------------------------------------------------------------

(1)  Fiscal period from January 1, 1992 to October 31, 1992
(2)  Fiscal period from May 3, 1993 (inception) to October 31, 1993
(3)  Fiscal period from December 29, 1995 (inception) to October 31, 1996
(4)  The ratio was 1.01% in 1993 and 1.21% in 1992 the Fund.
(5)  The ratio was 1.12% in 1997,  1.14% in 1996,  1.31% in 1995,  1.41% in 1994
     and 1.60% in 1993 before voluntary waiver of certain fees incurred by the Fund.
(6) The ratio was 1.05% in 1997 and 1.18% in 1996 before voluntary waiver of certain fees incurred by before voluntary waiver of certain fees incurred by the Fund.
* Total return not annualized for periods of less than one year
**Annualized for periods less than one year
NA - Disclosure not required for prior periods

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 25

                        FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the six months
ended April 30, 1997 (unaudited)                                            Janus Short-Term Bond Fund
and the fiscal year or period ended October 31            1997        1996       1995        1994        1993    1992(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $2.86       $2.84      $2.87       $3.02       $2.98      $3.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      .09         .16        .18         .18         .14        .01
Net gains or (losses) on securities
  (both realized and unrealized)                           .02         .02      (.03)       (.15)         .04      (.02)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .11         .18        .15         .03         .18      (.01)
---------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                   (.09)       (.16)      (.18)       (.17)       (.14)      (.01)
Distributions (from capital gains)                          --          --         --       (.01)          --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.09)       (.16)      (.18)       (.18)       (.14)      (.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $2.88       $2.86      $2.84       $2.87       $3.02      $2.98
===========================================================================================================================
Total return*                                            3.76%       6.49%      5.55%       1.26%       6.17%    (0.19%)
===========================================================================================================================
Net assets, end of period (in thousands)               $46,087     $40,784    $48,117     $54,285     $76,096     $3,472
Average net assets for the period (in thousands)       $44,018     $42,203    $47,383     $59,584     $36,794       $779
Ratio of gross expenses to average net assets**       0.67%(2)    0.67%(2)   0.66%(2)          NA          NA         NA
Ratio of net expenses to average net assets**            0.65%       0.65%      0.65%   0.65%((2)    0.83%(2)   1.00%(2)
Ratio of net investment income to average net assets**   6.06%       5.57%      6.67%       6.08%       4.86%      3.22%
Portfolio turnover rate**                                 209%        486%       337%        346%        372%         7%
---------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992
(2)  The ratio was 1.16% in 1997,  1.23% in 1996,  1.23% in 1995, 1.15% in 1994,
     1.40% in 1993 and 2.50% in 1992 before voluntary waiver of certain fees incurred by the Fund.
*Total return not  annualized  for periods of less than one year
**Annualized for periods less than one year
NA - Disclosure not required for prior periods

An Explanation of the Financial Highlights
     This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.
     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share which is comprised of dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights is the Funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.
     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the Funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets, along with any expense reimbursements.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Funds during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 26

                  STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

For the six months or period                                  Janus             Janus Government        Janus Tax-Exempt
ended April 30, 1997 (unaudited)                           Money Market           Money Market            Money Market
(all numbers in thousands)                                     Fund                   Fund                    Fund
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $86,408                 $5,174                  $1,455
---------------------------------------------------------------------------------------------------------------------------
                                                              86,408                  5,174                   1,455
---------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory Fee for Investor Shares                               416                     61                      39
  Advisory Fee for Institutional Shares                        1,129                     33                       1
  Advisory Fee for Service Shares*                                --                     --                      --
  Administrative Fee for Investor Shares                       2,076                    305                     191
  Administrative Fee for Institutional Shares                    565                     17                       1
  Adminstrative Fee for Service Shares*                           --                     --                      --
  Audit Fee                                                        7                      4                       4
  Audit and Trustees' Fees and Expenses                           18                      1                      --
---------------------------------------------------------------------------------------------------------------------------
                                                               4,211                    421                     236
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income:                                        82,197                  4,753                   1,219
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions            4                     11                     (2)
---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from operations                                            $82,201                 $4,764                  $1,217
===========================================================================================================================

*Period November 22, 1996 (inception) to April 30, 1997


           STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

                                                               Janus            Janus Government        Janus Tax-Exempt
As of April 30, 1997 (unaudited)                           Money Market           Money Market            Money Market
(all numbers in thousands except net asset value)              Fund                   Fund                    Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                           $3,307,697               $194,220                 $76,955
  Cash                                                           117                     91                      82
  Receivables:
    Investments Sold                                          99,591                 19,639                      --
    Fund Shares Sold                                           4,264                    225                     257
    Interest                                                  17,043                    519                     610
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                               3,428,712                214,694                  77,904
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments Purchased                                     99,527                 19,639                      --
    Fund Shares Repurchased                                    9,649                    766                     504
    Dividends and Distributions                                6,884                     39                      13
    Advisory Fee                                                 261                     15                       6
    Administrative Fee                                           467                     56                      32
    Audit Fee                                                      7                      4                       4
    Trustees' Expenses                                             1                     --                      --
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                            116,796                 20,519                     559
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $3,311,916               $194,175                 $77,345
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                            3,311,914                194,166                  77,345
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                      $1.00                  $1.00                   $1.00
===========================================================================================================================

See Notes to Schedule of Investments

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 27

            STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

For the fiscal year or period                                    Janus                  Janus Government          Janus Tax-Exempt
ended April 30, 1997 (unaudited)                              Money Market                Money Market               Money Market
(all numbers in thousands)                                        Fund                        Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                          1997(1)         1996       1997(1)          1996       1997(1)        1996
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                  $   82,197   $   81,188     $   4,753     $   8,358      $  1,219    $  2,279
Net realized gain/(loss) from investment transactions           4           99            11             9           (2)         (1)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                                82,201       81,287         4,764         8,367         1,217       2,278
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
Net investment income:
  Investor Shares                                        (20,761)     (33,875)       (2,968)       (5,507)       (1,166)     (2,211)
  Institutional Shares                                   (61,435)     (47,313)       (1,773)       (2,851)          (51)        (67)
  Service Shares                                               --           --          (12)            --            --          --
Net realized gain/(loss) from investment transactions:
  Investor Shares                                              --         (39)           (1)           (6)            --          --
  Institutional Shares                                        (2)         (60)           (1)           (3)            --          --
  Service Shares                                               --           --            --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends and distributions            (82,198)     (81,287)       (4,755)       (8,367)       (1,217)     (2,278)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold:
  Investor Shares                                       1,273,640    1,457,473        93,635       121,998       102,856      89,300
  Institutional Shares                                 25,814,989   24,946,671       358,939       648,284        10,454      38,832
  Service Shares                                               10           --         1,985            --            10          --
Reinvested dividends and distributions:
  Investor Shares                                          19,865       32,696         2,857         5,320         1,112       2,141
  Institutional Shares                                     14,680       15,684         1,679         2,267            44          43
  Service Shares                                               --           --             3            --            --          --
Shares repurchased:
  Investor Shares                                     (1,209,118)  (1,359,501)      (86,306)     (129,217)     (103,012)    (84,282)
  Institutional Shares                               (25,081,650) (23,561,697)     (355,524)     (635,225)      (10,704)    (48,120)
  Service Shares                                               --           --            --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions   832,416    1,531,326        17,268        13,427           760     (2,086)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                     832,419    1,531,326        17,277        13,427           760     (2,086)
Net Assets beginning of period                          2,479,497      948,171       176,898       163,471        76,585      78,671
------------------------------------------------------------------------------------------------------------------------------------
Net Assets end of period                               $3,311,916   $2,479,497      $194,175      $176,898       $77,345     $76,585
====================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)                $3,311,913   $2,479,497      $194,166      $176,898       $77,345     $76,585
Undistributed net realized gain/(loss) from investments         3           --             9            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
                                                       $3,311,916   $2,479,497      $194,175      $176,898       $77,345     $76,585
====================================================================================================================================
Transactions in Fund Shares - Investor Shares
Shares Sold                                             1,273,640    1,457,473        93,635       121,998       102,856      89,300
Reinvested dividends and distributions                     19,865       32,696         2,857         5,320         1,112       2,141
------------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,293,505    1,490,169        96,492       127,318       103,968      91,441
Shares repurchased                                    (1,209,118)  (1,359,501)      (86,306)     (129,217)     (103,012)    (84,282)
------------------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) in fund shares                      84,387      130,668        10,186       (1,899)           956       7,159
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                 773,887      643,219       117,408       119,307        74,638      67,479
Shares outstanding at end of period                       858,274      773,887       127,594       117,408        75,594      74,638
====================================================================================================================================
Transactions in Fund Shares - Institutional Shares
Shares Sold                                            25,814,989   24,946,671       358,939       648,284        10,454      38,832
Reinvested dividends and distributions                     14,680       15,684         1,679         2,267            44          43
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  25,829,669   24,962,355       360,618       650,551        10,498      38,875
Shares repurchased                                   (25,081,650) (23,561,697)     (355,524)     (635,225)      (10,704)    (48,120)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in fund shares                    748,019    1,400,658         5,094        15,326         (206)     (9,245)
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period               1,705,610      304,952        59,490        44,164         1,947      11,192
Shares outstanding at end of period                     2,453,629    1,705,610        64,584        59,490         1,741       1,947
====================================================================================================================================
Transactions in Fund Shares - Service Shares
Shares Sold                                                    10           --         1,985            --            10          --
Reinvested dividends and distributions                         --           --             3            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          10           --         1,988            --            10          --
Shares repurchased                                             --           --            --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) in fund shares                          10           --         1,988            --            10          --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                      --           --            --            --            --          --
Shares outstanding at end of period                            10           --         1,988            --            10          --
====================================================================================================================================

(1) Fiscal period November 22, 1996 (inception) to April 30, 1997 for Service Shares

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 28

                    FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the six
months ended April 30, 1997 (unaudited)                 Janus                    Janus Government              Janus Tax-Exempt
on through fiscal year or period                     Money Market                  Money Market                  Money Market
ended October 31                                         Fund                          Fund                           Fund
------------------------------------------------------------------------------------------------------------------------------------
Investor Shares                                1997      1996   1995(1)      1997      1996   1995(1)      1997      1996   1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .02       .05       .04       .02       .05       .04       .02       .03       .02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .02       .05       .04       .02       .05       .04       .02       .03       .02
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.02)     (.05)     (.04)     (.02)     (.05)     (.04)     (.02)     (.03)     (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions             (.02)     (.05)     (.04)     (.02)     (.05)     (.04)     (.02)     (.03)     (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
====================================================================================================================================
Total return*                                 2.50%     5.13%     3.95%     2.44%     5.03%     3.90%     1.52%     3.27%     2.40%
====================================================================================================================================
Net assets at end of period
  (in thousands)                           $858,274  $773,887  $643,219  $127,593  $117,408  $199,307   $75,594   $74,638   $67,479
Average net assets for the period
  (in thousands)                           $837,501  $676,334  $461,311  $122,859  $112,059   $87,906   $77,315   $68,695   $57,366
Ratio of expenses to
  average net assets**                     0.60%(4)  0.60%(4)  0.60%(4)  0.61%(4)  0.60%(4)  0.60%(4)  0.61%(4)  0.60%(4)  0.60%(4)
Ratio of net investment income to
  average net assets**                        5.00%     5.01%     5.56%     4.87%     4.91%     5.40%     3.05%     3.22%     3.38%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1997 (unaudited)                 Janus                    Janus Government              Janus Tax-Exempt
on through fiscal year or period                     Money Market                  Money Market                  Money Market
ended October 31                                         Fund                          Fund                          Fund
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares                           1997      1996   1995(2)      1997      1996   1995(2)      1997      1996   1995(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .03       .05       .03       .03       .05       .03       .02       .04       .02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .03       .05       .03       .03       .05       .03       .02       .04       .02
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)        (.03)     (.05)     (.03)     (.03)     (.05)     (.03)     (.02)     (.04)     (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions             (.03)     (.05)     (.03)     (.03)     (.05)     (.03)     (.02)     (.04)     (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
====================================================================================================================================
Total return*                                 2.73%     5.61%     3.25%     2.67%     5.50%     3.20%     1.72%     3.74%     2.09%
====================================================================================================================================
Net assets at end of period
  (in thousands)                        $2,453,629 $1,705,610  $304,952   $64,585   $59,490   $44,164    $1,741    $1,947   $11,192
Average net assets for the period
  (in thousands)                        $2,276,901   $874,431  $202,427   $67,257   $53,398   $24,748    $2,920    $1,754    $1,115
Ratio of expenses to
  average net assets**                    0.15%(5)   0.15%(5)  0.15%(5)  0.16%(5)  0.15%(5)  0.15%(5)  0.16%(5)  0.15%(5)  0.15%(5)
Ratio of net investment income
  to average net assets**                    5.44%      5.41%     5.86%     5.32%     5.34%     5.75%     3.48%     3.82%     3.82%
------------------------------------------------------------------------------------------------------------------------------------

                                                            Janus               Janus Government          Janus Tax-Exempt
For a share outstanding throughout the                  Money Market              Money Market              Money Market
fiscal period ended April 30, 1997 (unaudited)              Fund                      Fund                      Fund
---------------------------------------------------------------------------------------------------------------------------
Service Shares                                           1997(3)                   1997(3)                    1997(3)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     $1.00                     $1.00                      $1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        .02                       .02                        .01
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .02                       .02                        .01
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends (from net investment income)                     (.02)                     (.02)                      (.01)
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                          (.02)                     (.02)                      (.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                           $1.00                     $1.00                      $1.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Total return*                                              2.30%                     2.22%                      1.43%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                   $10                    $1,988                        $10
Average net assets for the period (in thousands)              $9                      $544                        $10
Ratio of expenses to average net assets**               0.40%(6)                  0.40%(6)                   0.40%(6)
Ratio of net investment income to average net assets**     5.21%                     4.52%                      2.85%
---------------------------------------------------------------------------------------------------------------------------

*Total return is not annualized for periods of less than one year
**Annualized
(1)  Fiscal period February 15, 1995 (inception) to October 31, 1995
(2)  Fiscal period April 17, 1995 (inception) to October 31, 1995
(3)  Fiscal period November 22, 1996 (inception) to April 30, 1996.
(4)  The ratio was .70% before voluntary reduction of fees.
(5)  The ratio was .35% before voluntary reduction of fees.
(6)  The ratio was .60% before voluntary reduction of fees.

See Notes to Financial Statements

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 29

                        NOTES TO SCHEDULE OF INVESTMENTS

Adjustable Rate Preferred Stock Dividend Rates are as of 4/30/97

*Non-Income producing security

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of April 30, 1997.
2) Money Market Funds may hold securities with stated maturities of greater than one year, when those securities have features which allow the Fund to "put" back the security to the issuer or to a third party within a year of acquisition. The maturity date shown in the security descriptions are the stated maturity dates.
3) Repurchase Agreements held by the Fund are fully collateralized and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

                          NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
     Janus  Investment  Fund (the  "Trust") is registered  under the  Investment
Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments.
     "Investor Shares" are available to the general public and "Institutional Shares" are available only to investors that meet the $250,000 minimum account size, and allow wire transactions only.
     Effective November 22, 1996 Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund began offering a new class of shares - "Service Shares." Service Shares are available exclusively through banks and other financial institutions.
     Effective January 31, 1997 Janus Intermediate Government Securties Fund was liquidated. A special shareholder meeting was held on January 21, 1997 approving the liquidation and distribution of proceeds to shareholders.
     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying schedule of investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 30

                          NOTES TO FINANCIAL STATEMENTS

     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.
     Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year end.
     Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities, financial indices, and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Additional Investment Risk
     Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

Dividend Distributions and Expenses
     Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1996, 100% were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Agreement and Other Transactions with Affiliates
     The advisory agreement with the Bond Funds spells out the expenses that the Funds must pay. Each of the Funds are subject to the following schedule:

                            Average Daily Net   Annual Rate        Expense Limit
Fee Schedule                Assets of Fund    Percentage (%)      Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income Fund  First $300 Million           .65               1.00*
                            Over $300 Million            .55
--------------------------------------------------------------------------------
Janus High-Yield Fund       First $300 Million           .75               1.00*
                            Over $300 Million            .65
--------------------------------------------------------------------------------
Janus Federal               First $300 Million           .60                .65*
Tax-Exempt Fund             Over $300 Million            .55
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund  First $300 Million           .65                .65*
                            Over $300 Million            .55
--------------------------------------------------------------------------------
*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

     Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has voluntarily agreed to reduce its advisory fee for the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .40% and .15% of average daily net assets for the investor shares, service shares, and institutional shares respectively. Janus Capital has voluntarily agreed to reduce the administrative fee to .05% and .30% on the institutional shares and service shares respectively. All other expenses of the Money Market Funds, except Trustees fees and expenses, audit fees and interest expenses, are paid by Janus Capital.
     Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out of pocket expenses.
     Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.
     DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended April 30, 1997 are noted below.

DST Fees
--------------------------------------------------------
Janus Flexible Income Fund                      $136,044
--------------------------------------------------------
Janus High-Yield Fund                             35,267
--------------------------------------------------------
Janus Federal Tax-Exempt Fund                     22,710
--------------------------------------------------------
Janus Short-Term Bond Fund                        25,861
--------------------------------------------------------

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 31

                          NOTES TO FINANCIAL STATEMENTS

3. Federal Income Tax
     The funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.
     Net capital loss carryovers noted below as of October 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2003. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1997, are as follows:

                                             at October 31, 1996                       at April 30, 1997
                                             -------------------   ----------------------------------------------------------
                                                                                                                     Net
                                               Net Capital Loss     Federal Tax    Unrealized     Unrealized    Appreciation/
                                                  Carryovers            Cost      Appreciation  (Depreciation) (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                                  --     $624,053,656    $8,480,725   $(7,981,415)     $  499,310
-----------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund                                       --      218,688,758     3,023,575    (1,344,012)      1,679,563
-----------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                     $(1,524,504)       48,853,272       494,443      (357,059)        137,384
-----------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund                         (3,229,981)       45,421,627        63,468      (154,665)       (91,197)
-----------------------------------------------------------------------------------------------------------------------------

             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 32

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             JANUS INCOME FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 33